     As filed with the Securities and Exchange Commission on June 26, 2002
                                                   File Nos. 333-_____; 811-____
================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2

                        (CHECK APPROPRIATE BOX OR BOXES)
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                        Pre-Effective Amendment No. [ ]
                        Post-Effective Amendment No. [ ]

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1940 [X]
                                 Amendment No.

           F&C/CLAYMORE PREFERRED SECURITIES INCOME FUND INCORPORATED
               (Exact Name of Registrant as Specified in Charter)

                           301 E. Colorado Boulevard
                           Pasadena, California 91101
                     Address of Principal Executive Offices
                   (Number, Street, City, State and Zip Code)

                                 (626) 795-7300
               Registrant's Telephone Number, including Area Code
                                  -------------

                               Robert M. Ettinger
                            301 E. Colorado Boulevard
                                    Suite 720
                               Pasadena, CA 91101
          Name and Address (Number, Street, City, State and Zip Code)
                              of Agent for Service

                                 WITH COPIES TO:
                             Rose F. DiMartino, Esq.
                            Willkie Farr & Gallagher
                               787 Seventh Avenue
                            New York, New York 10019
                                 (212) 728-8000
                                  -------------

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box [ ]

It is proposed that this filing will become effective (check appropriate box):
[ ] when declared effective pursuant to Section 8(c) of the Securities Act of 1933.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previous filed registrations statement.

[ ] This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is ____.

                           CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
----------------------------------------------------------------------------------------------------------------------
Title of Securities Being              Amount Being      Proposed Maximum      Proposed Maximum         Amount of
Registered                              Registered      Offering Price Per    Aggregate Offering    Registration Fee
                                                               Unit                Price (1)               (2)
Common Stock, $0.01 par value per    4,000,000 Shares         $15.00              $60,000,000            $5,520
share
----------------------------------------------------------------------------------------------------------------------

(1)  Estimated solely for purposes of calculating the registration fee.
(2)  Transmitted prior to filing.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.

THE UNDERSIGNED REGISTRANT HEREBY UNDERTAKES THAT: (1) FOR PURPOSES OF DETERMINING ANY LIABILITY UNDER THE SECURITIES ACT OF 1933, THE INFORMATION OMITTED FROM THE FORM OF PROSPECTUS FILED AS PART OF THE REGISTRATION STATEMENT IN RELIANCE UPON THE PROSPECTUS FILED BY THE REGISTRANT PURSUANT TO RULE 424(b)(1) OR (4) OR 497(h) UNDER THE SECURITIES ACT SHALL BE DEEMED TO BE PART OF THIS REGISTRATION STATEMENT AS OF THE TIME IT WAS DECLARED EFFECTIVE; (2) FOR THE PURPOSE OF DETERMINING ANY LIABILITY UNDER THE SECURITIES ACT OF 1933, EACH POST-EFFECTIVE AMENDMENT THAT CONTAINS A FORM OF PROSPECTUS SHALL BE DEEMED TO BE A NEW REGISTRATION STATEMENT RELATING TO THE SECURITIES OFFERED THEREIN, AND THE OFFERING OF SUCH SECURITIES AT THAT TIME SHALL BE DEEMED TO BE THE INITIAL BONA FIDE OFFERING THEREOF.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                   SUBJECT TO COMPLETION, DATED June 26, 2002

PROSPECTUS
[F&C LOGO]                                                       [CLAYMORE LOGO]

                               20,000,000 SHARES
                       F&C/CLAYMORE PREFERRED SECURITIES
                            INCOME FUND INCORPORATED
                                  COMMON STOCK

                             -----------------------

     F&C/Claymore Preferred Securities Income Fund Incorporated (the "Fund") is a newly organized, closed-end, diversified management investment company.

     - The Fund's investment objective is high current income for holders of its Common Stock consistent with preservation of capital.

     - At least 80% of the Fund's total assets will be invested in a diversified portfolio of preferred securities.

     - At least 80% of the Fund's preferred securities will be investment grade quality at the time of purchase.

     - Up to 20% of the Fund's assets may be invested in securities rated below investment grade (but not below Ba3 or BB-), provided the issuer has investment grade senior debt outstanding.

     - The Fund's investment adviser pursues strategies that include, among other things, "safety-net" hedging, which are generally intended to result in the Fund's income increasing in response to significant increases in interest rates while being relatively resistant to the impact of significant declines in interest rates.

     Prior to this offering, there has been no public market for the Common Stock. The Common Stock has been accepted for listing on the New York Stock Exchange, subject to notice of issuance, under the trading symbol of "__." The minimum purchase in this offering is 100 shares ($1,500). Shares of closed-end funds have in the past frequently traded at discounts from their net asset values and initial offering prices. The risks associated with this characteristic of closed-end investment companies may be greater for investors expecting to sell shares of a closed-end investment company soon after the completion of an initial public offering of the company's shares.

     An investment in the Fund involves certain risks and special considerations and may not be appropriate for all investors. See "Investment Objective and Policies -- Risk Factors and Special Considerations." There can be no assurance that the Fund will achieve its investment objective.

     This Prospectus sets forth concisely information about the Fund that investors should know before investing, including information about certain risks. You should read this Prospectus before you invest and keep it for future reference.

                                                           (Continued on page 2)
                           ---------------------------


    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
           AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
           NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
                SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
                 ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

=============================== ============================ =========================== ============================
                                         Price to                                                Proceeds to
                                          Public                     Sales Load                   Fund (1)
------------------------------- ---------------------------- --------------------------- ----------------------------
Per Share..................               $15.00                    $                           $
------------------------------- ---------------------------- --------------------------- ----------------------------
Total(2)...................            $300,000,000                 $                           $
=============================== ============================ =========================== ============================

                                                           (Footnotes on page 2)

     The shares of Common Stock offered by this Prospectus are offered by the Underwriters subject to prior sale, withdrawal, cancellation or modification of the offer without notice and to certain further conditions. It is expected that delivery of the shares will be made at the offices of _________, New York, New York, on or about ________ __, 2002.

                           ---------------------------
                            CLAYMORE SECURITIES, INC.
                                 [UNDERWRITERS]


          , 2002

     (Continued from page 1)

     Flaherty & Crumrine Incorporated acts as investment adviser to the Fund. The Fund's address is 301 E. Colorado Boulevard, Suite 720, Pasadena, California 91101, and the Fund's telephone number is (626) 795-7300.

     Within three months after the completion of the offering of Common Stock described in this Prospectus, the Fund intends, subject to then favorable conditions, to offer shares of auction rate preferred stock representing up to approximately __% of the Fund's capital immediately following the issuance of such shares. The issuance of these shares, which would be senior to the Common Stock, will result in the financial leveraging of the Common Stock. Whether to offer shares of auction rate preferred stock and, if offered, the terms of such shares and the timing and other terms of their offering will be determined by the Fund's Board of Directors. The Fund anticipates that shares of auction rate preferred stock will pay dividends based on short-term rates, and that the net return on the Fund's portfolio, including the proceeds of the preferred stock offering, will exceed the dividend rate on such shares. Investors should note that there are special risks and costs associated with the leveraging of the Common Stock. See "Special Leverage Considerations" and "Description of Capital Stock."

------------
(Footnotes from page 1)
(1) Before deducting estimated offering and organizational expenses aggregating $_________.
(2) The Fund has granted the Underwriters an option, exercisable within 30 days from the date of this Prospectus, to purchase up to _________ additional shares of Common Stock to cover over-allotments, if any. If the option is exercised in full, the total Price to Public, Sales Load and Proceeds to the Fund will be increased by $__________, $___________ and $___________, respectively. See "Underwriting."

                              AVAILABLE INFORMATION

                  The Fund has filed with the Commission a registration statement under the Securities Act of 1933, as amended, with respect to the shares of Common Stock offered hereby. Further information concerning these securities and the Fund may be found in the registration statement, of which this Prospectus constitutes a part, on file with the Commission. The registration statement may be inspected without charge at the Commission's office in Washington, D.C., and copies of all or any part thereof may be obtained from such office after payment of the fees prescribed by the Commission. The Fund's 1940 Act registration number is 811-______.

                  The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith will file reports and other information with the Commission. Such reports, proxy and information statements and other information can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and the Commission's regional offices, including an office at 233 Broadway, New York, New York 10279. Call 202-942-8090 for information about the public reference facilities. Copies of such material can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549-0102 at prescribed rates. Such reports and other information concerning the Fund may also be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005. The Commission maintains a Web site (http://www.sec.gov) that contains material incorporated by reference into this Prospectus and reports, proxy and information statements and other information regarding registrants that file electronically with the Commission.

                  This Prospectus does not contain all of the information in the Fund's registration statement, including amendments, exhibits, and schedules. Statements in this Prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

                               PROSPECTUS SUMMARY

                  This summary highlights selected information from this Prospectus. It may not contain all of the information that is important to you. You should read this entire Prospectus carefully, including the risk factors, to understand the offering of the shares of Common Stock fully. The following information is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus and Appendix A hereto.

THE FUND................................  The Fund is a newly organized, diversified, closed-end management
                                            investment company that will invest,
                                            under normal market conditions, at
                                            least 80% of its total net assets in
                                            a portfolio of preferred securities,
                                            some or all of which are expected to
                                            be hedged. See "The Fund" and
                                            "Investment Objective and Policies."

THE OFFERING............................  Up to 20,000,000 shares of Common
                                            Stock are being offered by a group
                                            of underwriters (the "Underwriters")
                                            represented by [       ] (the
                                            "Representatives"). The Underwriters
                                            have been granted an option to
                                            purchase up to 3,000,000 additional
                                            shares to cover over-allotments. See
                                            "Underwriting."

LISTING.................................  New York Stock Exchange ("NYSE").

SYMBOL..................................  "FFC" anticipated.

MINIMUM PURCHASE........................  100 shares ($1,500).

INVESTMENT OBJECTIVE AND POLICIES.......  Objective. The Fund's investment objective is high current income for
                                            holders of its Common Stock
                                            consistent with preservation of
                                            capital. The Fund's investment
                                            adviser pursues strategies that it
                                            expects generally to result in the
                                            Fund's income increasing in response
                                            to significant increases in interest
                                            rates while being relatively
                                            resistant to the impact of
                                            significant declines in interest
                                            rates. This strategy involves
                                            "safety-net" hedging strategies and
                                            is described more fully below.

                                          In seeking its objective, the Fund
                                            normally will invest at least 80% of
                                            its total net assets in a
                                            diversified portfolio of preferred
                                            securities. The Fund may also invest
                                            up to 20% of its assets in debt
                                            securities and up to 15% of its
                                            assets in common stocks. The
                                            portions of the Fund's assets
                                            invested in various types of
                                            preferred, debt or equity may vary
                                            from time to time depending on
                                            market conditions. The portion of
                                            securities that the Fund will hedge,
                                            as well as the types of hedge
                                            positions utilized, may also vary
                                            significantly from time to time.

                                          Credit Quality. Preferred or debt
                                            securities that the Fund will
                                            acquire will be rated investment
                                            grade (at least "Baa3" by Moody's
                                            Investors Services, Inc. ("Moody's")
                                            or "BBB-" by Standard & Poor's
                                            Corporation ("S&P")) at the time of
                                            investment or will be preferred or
                                            debt securities of issuers of
                                            investment grade senior debt, which
                                            securities are rated, at the time of
                                            investment, at least either "Ba3" by
                                            Moody's or "BB-" by S&P. In
                                            addition, the Fund may invest in
                                            unrated issues that the Fund's
                                            investment adviser deems to be
                                            comparable in quality to rated
                                            issues in which the Fund is
                                            authorized to invest.

                                          The Fund will limit to 20% of its
                                            assets its holdings of securities
                                            rated below investment grade (which
                                            securities must be rated at least
                                            either "Ba3" by Moody's or "BB-" by
                                            S&P) at the time of purchase or
                                            judged to be comparable in quality
                                            at the time of purchase; however,
                                            any such securities must be issued
                                            by an issuer having a class of
                                            senior debt rated investment grade
                                            outstanding.

                                          "Safety-Net" Hedging Strategies. The
                                            Fund currently anticipates hedging
                                            some or all of the general interest
                                            rate exposure inherent in its
                                            holdings of preferred and debt
                                            securities. The response of the
                                            Fund's income to changes in interest
                                            rates will be impacted by the
                                            effectiveness of its hedging
                                            strategies. Under current market
                                            conditions, this hedging would be
                                            accomplished principally by one or
                                            more of the following strategies:
                                            (1) purchasing put options (called a
                                            "long position in a put option") on
                                            Treasury Bond and/or Treasury Note
                                            futures contracts, (2) entering into
                                            futures contracts to sell Treasury
                                            Bonds and/or Treasury Notes (called
                                            a "short position in a futures
                                            contract"), (3) entering into
                                            interest rate swap agreements as a
                                            "fixed rate payer", and/or (4)
                                            purchasing options to enter into
                                            interest rate swap agreements as a
                                            "fixed rate payer" (called a "pay
                                            fixed swaption").

                                          The hedging positions that the Fund
                                            currently expects to hold normally
                                            appreciate in value when interest
                                            rates rise significantly, reflecting
                                            either the expected rise in yields
                                            of Treasury securities or interest
                                            rate swap yields, as applicable, and
                                            the associated decline in the prices
                                            of underlying Treasury securities or
                                            decreased net market value of an
                                            obligation to pay a fixed income
                                            stream in a higher interest rate
                                            environment.

                                          The response of the Fund's income to
                                            changes in interest rates will be
                                            impacted by the effectiveness of its
                                            hedging strategies. There are
                                            economic costs of hedging reflected
                                            in the pricing of
                                            futures, interest rate swaps,
                                            options and swaptions contracts
                                            which can be significant,
                                            particularly when long-term interest
                                            rates are substantially above
                                            short-term interest rates, as is the
                                            case at present. For a more detailed
                                            discussion of futures transactions,
                                            interest rate swaps, and related
                                            options, and the risks associated
                                            with investing in those instruments,
                                            see "Investment Objective and
                                            Policies--Investment
                                            Techniques--Futures Contracts and
                                            Options on Futures Contracts" and
                                            "Interest Rate Swaps and Options
                                            Thereon ("Swaptions")".

                                          Preferred Securities. Preferred
                                            securities include preferred/
                                            preference stock and "hybrid" or
                                            taxable preferred securities that
                                            meet certain criteria (as described
                                            below). The preferred securities in
                                            which the Fund invests consist
                                            principally of fixed rate,
                                            adjustable rate, and inverse
                                            floating rate securities, some or
                                            all of which are expected to be
                                            hedged. Preferred securities include
                                            securities that are commonly known
                                            as MIPs, QUIPS, TOPrS, TrUPS, QUIBS,
                                            QUIDS, CORTS, PINES, Trust Preferred
                                            Securities or capital securities.

                                          Industry Diversification. Under normal
                                            market conditions,
                                            -The Fund intends to invest 25% or
                                            more of its assets in securities of
                                            companies in the utilities industry.
                                            -The Fund intends to invest 25% or
                                            more of its assets in securities of
                                            companies in the banking industry.

                                          The Fund's holdings of securities of
                                            companies in any industry other than
                                            the utilities industry or the
                                            banking industry will at all times
                                            be less than 25% of the Fund's
                                            assets. Consistent with the
                                            limitations described above, the
                                            proportion of the Fund's assets
                                            invested in the utilities, banking
                                            and other industries may vary from
                                            time to time, depending on market
                                            conditions.

                                          Convertible Securities and Common
                                            Stock. Certain traditional and
                                            hybrid preferred securities are
                                            convertible into the common stock of
                                            the associated issuer. To the extent
                                            that such preferred securities,
                                            because of their terms and market
                                            conditions, trade in close
                                            relationship to the underlying
                                            common stock of the issuer, they
                                            will be subject to the limit of 15%
                                            of total assets, under normal market
                                            conditions, that also applies to
                                            common stocks. Otherwise, such
                                            convertible preferred securities
                                            will be treated by the Fund in the
                                            same manner as non-convertible
                                            preferred securities.

                                          Special Tax Considerations. The Fund's
                                            investment adviser expects that a
                                            significant portion of the Fund's
                                            distributions may qualify for the
                                            intercorporate dividends received
                                            deduction ("DRD") allowed
                                            corporations under Section 243 of
                                            the Internal Revenue Code of 1986,
                                            as amended (the "Code"), although
                                            distributions paid from the Fund's
                                            non-dividend income and
                                            distributions attributable to
                                            short-term and long-term capital
                                            gains will not so qualify.

                                          See "Investment Objective and
                                            Policies" and Appendix A to this
                                            Prospectus.

INVESTMENT ADVISER AND SERVICING
 AGENT..................................  Flaherty & Crumrine Incorporated (the
                                            "Adviser"), a registered investment
                                            adviser, acts as the Fund's
                                            investment adviser. The Adviser has
                                            been active in the management of
                                            portfolios of preferred securities,
                                            including related hedging
                                            activities, since 1983. The Adviser
                                            had aggregate assets under
                                            management, as of June 30, 2002
                                            (excluding the net assets of the
                                            Fund), equal to approximately $[806]
                                            million.

                                          Claymore Securities, Inc. (the
                                            "Servicing Agent"), a registered
                                            broker-dealer, acts as shareholder
                                            servicing agent to the Fund, and
                                            provides oversight of the
                                            Administrator. With roots tracing
                                            back to 1935, Claymore specializes
                                            in the creation and sponsorship of
                                            financial products, as well as
                                            investment banking and advisory
                                            services.

                                          The Fund pays the Adviser and
                                            Servicing Agent an aggregate monthly
                                            fee for their advisory and servicing
                                            functions at a combined annual rate
                                            of ___ of 1.00% of the Fund's
                                            average monthly net assets, such net
                                            assets being calculated as described
                                            below under "Management of the
                                            Fund -- Investment Adviser."

ADMINISTRATOR...........................  ____________________ serves as the
                                            Fund's administrator (the
                                            "Administrator"). The Administrator
                                            calculates the net asset value of
                                            the Fund's shares and generally
                                            assists
                                            in all aspects of the Fund's
                                            administration and operation. As
                                            compensation for the Administrator's
                                            services, the Fund pays the
                                            Administrator a monthly fee at an
                                            annual rate of .__ of 1.00% of the
                                            Fund's average monthly net assets.
                                            The Administrator also serves as the
                                            Fund's Common Stock servicing agent
                                            (transfer agent), dividend-paying
                                            agent and registrar and, as
                                            compensation for the Administrator's
                                            services as such, the Fund pays the
                                            Administrator a fee at an annual
                                            rate of .__ of 1.00% of the Fund's
                                            average monthly net assets plus
                                            certain out-of-pocket expenses.

PROPOSED OFFERING OF SHARES OF
AUCTION RATE PREFERRED STOCK.........       Within three months after the
                                            completion of the offering described
                                            in this Prospectus, the Fund
                                            intends, subject to then favorable
                                            market conditions, to offer shares
                                            of auction rate preferred stock in
                                            one or more series representing
                                            approximately 37% of the Fund's
                                            capital immediately following the
                                            issuance of those shares. No
                                            assurance can be given that shares
                                            of auction rate preferred stock
                                            representing that percentage of the
                                            Fund's capital will in fact be
                                            issued and, if issued, will remain
                                            outstanding for any specific period
                                            of time. The issuance of auction
                                            rate preferred stock, which would be
                                            senior to the Common Stock, will
                                            result in the financial leveraging
                                            of the Common Stock. Whether to
                                            offer shares of auction rate
                                            preferred stock and, if offered, the
                                            terms of the shares of auction rate
                                            preferred stock and the terms and
                                            timing of the auction rate preferred
                                            stock offering will be determined by
                                            the Fund's Board of Directors. It is
                                            anticipated that the Fund's auction
                                            rate preferred stock will pay
                                            dividends that will be adjusted over
                                            relatively short periods of time
                                            (normally 49 days) as determined
                                            through periodic auctions, that the
                                            dividend rate will typically reflect
                                            prevailing short-term interest rates
                                            and that the proceeds of the auction
                                            rate preferred stock offering will
                                            be invested in accordance with the
                                            Fund's investment objective.
                                            Dividends paid on shares of auction
                                            rate preferred stock are expected to
                                            qualify generally for the DRD to the
                                            extent they are derived from DRD
                                            qualifying income, although
                                            dividends paid from the Fund's
                                            non-dividend income and
                                            distributions attributable to
                                            short-term and long-term capital
                                            gains will not so qualify.

                                            See "Taxation." The fees and
                                            expenses incident to the offering
                                            and issuance of auction rate
                                            preferred stock will be recorded as
                                            a reduction of capital of the Fund
                                            attributable to the Common Stock.
                                            See "The Fund" and "Special Leverage
                                            Considerations."

LEVERAGE CONSIDERATIONS.................  The Fund anticipates that, while the
                                            Fund will pay dividends on its
                                            auction rate preferred stock based
                                            on shorter-term rates, the net
                                            return on the Fund's portfolio,
                                            including the proceeds of the
                                            auction rate preferred stock
                                            offering, will exceed the dividend
                                            rate on the auction rate preferred
                                            stock and any Additional
                                            Distributions, although no assurance
                                            can be given that the issuance of
                                            auction rate preferred stock will
                                            result in a higher net return to
                                            Common Stock shareholders. So long
                                            as the Fund is able to invest the
                                            proceeds of both the Common Stock
                                            and the auction rate preferred stock
                                            offerings in securities that provide
                                            a higher net return than a rate of
                                            return based on the then current
                                            dividends paid on the auction rate
                                            preferred stock outstanding and the
                                            then current Additional Distribution
                                            payments after taking into account
                                            the expenses of the auction rate
                                            preferred stock offering and the
                                            Fund's operating expenses, the
                                            effect of leverage will be to cause
                                            the Common Stock shareholders to
                                            realize a higher current rate of
                                            return than if the Fund were not
                                            leveraged. If the current dividend
                                            rate on the auction rate preferred
                                            stock outstanding were to approach
                                            the net return on the Fund's
                                            investment portfolio after expenses,
                                            however, the benefit of leverage to
                                            the Common Stock shareholders would
                                            be reduced. Moreover, if the current
                                            dividend rate on the auction rate
                                            preferred stock outstanding were to
                                            exceed the net return on the Fund's
                                            portfolio, the Fund's leveraged
                                            capital structure would result in a
                                            lower rate of return to the Common
                                            Stock shareholders. See "Description
                                            of Capital Stock -- Preferred
                                            Stock."

RATING AGENCY GUIDELINES AND ASSET
   COVERAGE REQUIREMENTS................  In connection with the anticipated issuance of auction rate preferred
                                            stock, the Fund's investments will
                                            be subject to certain investment
                                            guidelines and certain minimum asset
                                            and dividend coverage and liquidity
                                            requirements established by Moody's.
                                            Provided that the Fund complies with
                                            these guidelines, it is expected
                                            that the auction rate preferred
                                            stock will be rated "Aa" by Moody's.
                                            In addition, in order to pay
                                            dividends on the Common Stock, the
                                            Fund will be required by the
                                            Investment Company Act of 1940, as
                                            amended (the "1940 Act"), to meet
                                            minimum asset coverage requirements.
                                            See "Investment Objective and
                                            Policies -- Rating Agency Guidelines
                                            and Asset Coverage Requirements."

DIVIDENDS AND DISTRIBUTIONS.............  Prior to the issuance of auction rate preferred stock, the Fund expects to
                                            distribute through the year,
                                            primarily in the form of regular
                                            monthly dividends, substantially all
                                            (on an annual basis) of its net
                                            investment income (that is, income
                                            other than net realized long-term
                                            and short-term capital gains) and
                                            its net realized short-term capital
                                            gains, if any. Dividends to Common
                                            Stock shareholders are expected to
                                            be declared approximately 45 days,
                                            and paid approximately 60-90 days,
                                            after the completion of the offering
                                            of shares of Common Stock.

                                          If the auction rate preferred stock is
                                            issued, the Internal Revenue Service
                                            requires the Fund to allocate
                                            particular types of income received
                                            by it for any taxable year,
                                            including income that qualifies for
                                            the DRD and that which does not,
                                            between shares of Common Stock and
                                            shares of the Fund's auction rate
                                            preferred stock outstanding in
                                            proportion to the total amount of
                                            distributions paid to each such
                                            class of shares for such taxable
                                            year. The Fund's dividends will be
                                            eligible for the DRD to the extent
                                            that such dividends are designated
                                            by the Fund as qualifying for such
                                            deduction. Common Stock shareholders
                                            who are individuals or Subchapter S
                                            corporations are not eligible for
                                            the DRD. See "Taxation."

DIVIDEND REINVESTMENT AND CASH
   PURCHASE PLAN........................  Under the Fund's Dividend Reinvestment
                                            and Cash Purchase Plan, a Common
                                            Stock shareholder whose shares are
                                            registered in his or her own name
                                            may elect to have all dividends or
                                            distributions with respect to his or
                                            her shares of Common Stock
                                            reinvested automatically in
                                            additional shares of the Fund's
                                            Common Stock, rather than receive
                                            distributions in cash. In addition,
                                            a Common Stock shareholder whose
                                            shares are held in the name of a
                                            broker/dealer or nominee may elect
                                            to have distributions reinvested
                                            automatically by the broker/dealer
                                            or nominee in additional shares of
                                            Common Stock under the plan rather
                                            than receive distributions in cash,
                                            unless that service is not provided
                                            by the broker/dealer or nominee. If
                                            such service is not available,
                                            distributions will be paid in cash.
                                            A Common Stock shareholder whose
                                            shares are held in the name of a
                                            broker/dealer or nominee should
                                            contact his or her respective
                                            broker/dealer or nominee for
                                            details. See "Description of Capital
                                            Stock -- Dividend Reinvestment and
                                            Cash Purchase Plan" and "Taxation."

RISK FACTORS AND SPECIAL
   CONSIDERATIONS.......................  Risk is inherent in all investing.
                                            Investing in any investment company
                                            security involves risk, including
                                            the risk that you may receive little
                                            or no return on your investment or
                                            even that you may lose part or all
                                            of your investment.  Therefore,
                                            before investing you should consider
                                            carefully the following risks that
                                            you assume when you invest in shares
                                            of the Fund's Common Stock:

                                          Interest Rate Risk Changes in the
                                            level of interest rates are expected
                                            to affect the value of the Fund's
                                            portfolio holdings of fixed rate
                                            securities, inverse floating rate
                                            securities, and, under certain
                                            circumstances, its holdings of
                                            adjustable rate securities. Subject
                                            to certain limitations described
                                            herein, the Fund currently
                                            anticipates hedging, from time to
                                            time, some or all of its holdings of
                                            fixed rate, inverse floating rate,
                                            and adjustable rate securities, for
                                            the purposes of (1) protecting
                                            against declines in value
                                            attributable to significant
                                            increases in interest rates in
                                            general and (2) providing increased
                                            income in the event of significant
                                            increases in interest rates while
                                            maintaining the Fund's relative
                                            resistance to a reduction in income
                                            in the event of significant declines
                                            in interest rates. There can be no
                                            guarantee that such hedging
                                            strategies will be successful.
                                            Significant changes in the interest
                                            rate environment, as well as other
                                            factors, may cause the Fund's
                                            holdings of preferred and debt
                                            securities to be redeemed by the
                                            issuers, thereby reducing the Fund's
                                            holdings of higher income-paying
                                            securities at a time when the Fund
                                            may be unable to acquire other
                                            securities paying comparable income
                                            rates with the redemption proceeds.
                                            In addition to fluctuations due to
                                            changes in interest rates, the value
                                            of the Fund's holdings of preferred
                                            and debt securities, and as a result
                                            the Fund's net asset value, may also
                                            be affected by other market and
                                            credit factors, as well as by actual
                                            or anticipated changes in tax laws.
                                            See "Investment Objective and
                                            Policies -- Risk Factors and Special
                                            Considerations."

                                          Hedging Strategy Risk Certain of the
                                            investment techniques that the Fund
                                            may employ for hedging or, under
                                            certain circumstances, to increase
                                            income will expose the Fund to
                                            risks.  In addition to the hedging
                                            techniques described elsewhere,
                                            i.e., positions in Treasury Bond or
                                            Treasury Note futures contracts, use
                                            of options on these positions,
                                            positions in interest rate swaps,
                                            and options thereon ("swaptions"),
                                            these investment techniques may
                                            include entering into interest rate
                                            and stock index futures contracts
                                            and options on interest rate and
                                            stock index futures contracts,
                                            purchasing and selling put and call
                                            options on securities and stock
                                            indices, purchasing and selling
                                            securities on a when-issued or
                                            delayed delivery basis, entering
                                            into repurchase agreements, lending
                                            portfolio securities and making
                                            short sales of securities "against
                                            the box." The Fund intends to comply
                                            with regulations of the Commission
                                            involving "covering" or segregating
                                            assets in connection with the Fund's
                                            use of options and futures
                                            contracts.  See "Investment
                                            Objective and Policies -- Investment
                                            Techniques."

                                          Leverage Risk Risks affecting the
                                            Fund's net asset value will be
                                            magnified if and when the Fund
                                            issues the auction rate preferred
                                            stock.  If the Fund's current net
                                            investment income and capital gains
                                            are not sufficient to meet dividend
                                            requirements on outstanding shares
                                            of auction rate preferred stock and
                                            to pay additional distributions, the
                                            Fund may need to liquidate certain
                                            of its investments, thereby possibly
                                            reducing the net asset value
                                            attributable to the Common Stock.
                                            In addition, failure to meet
                                            required asset coverage for shares
                                            of auction rate preferred stock or
                                            to satisfy certain guidelines
                                            established by Moody's may result in
                                            mandatory partial or full
                                            redemptions of shares of auction
                                            rate preferred stock, which would
                                            reduce or eliminate the Fund's
                                            leverage and could also adversely
                                            affect distributions to holders of
                                            the Common Stock.  Such redemptions
                                            may also cause the Fund to incur
                                            additional transaction costs,
                                            including costs associated with the
                                            sale of portfolio securities.  See
                                            "Special Leverage Considerations"
                                            and "Description of Capital Stock."

                                          Industry Concentration Risk The Fund
                                            concentrates its investments in the
                                            utilities and banking industries. As
                                            a result, the Fund's investments may
                                            be subject to greater risk and
                                            market fluctuation than a fund that
                                            had securities representing a
                                            broader range of investment
                                            alternatives. See "Investment
                                            Objective and Policies --
                                            Concentration."

                                          Preferred Securities Risk Investment
                                            in preferred securities carries
                                            certain risks including;

                                          - Deferral Risk- Typically preferred
                                            securities contain provisions that
                                            allow an issuer, at its discretion,
                                            to defer distributions for up to 20
                                            consecutive quarters.  If the Fund
                                            owns a preferred security that is
                                            deferring its distributions, the
                                            Fund may be required to report
                                            income for tax purposes while it is
                                            not receiving any income.

                                          - Redemption Risk- Preferred
                                            securities typically contain
                                            provisions that allow for redemption
                                            in the event of tax or security law
                                            changes in addition to call features
                                            at the option of the issuer.  In the
                                            event of a redemption, the Fund may
                                            not be able to reinvest the proceeds
                                            at comparable rates of return.

                                          - Limited Voting Rights- Preferred
                                            securities typically do not provide
                                            any voting rights.

                                          No Operating History The Fund is a
                                            newly organized, closed-end
                                            investment company with no previous
                                            operating history. Shares of
                                            closed-end investment companies
                                            frequently trade at discounts from
                                            net asset value, especially shortly
                                            after the completion of the initial
                                            public offering. This characteristic
                                            of shares of a closed-end fund is a
                                            risk separate and distinct from the
                                            risk that the fund's net asset value
                                            may decrease. The Fund cannot
                                            predict whether the Common Stock
                                            will trade at, above or below net
                                            asset value. The risk of purchasing
                                            shares of closed-end funds that may
                                            trade at a discount is more
                                            pronounced for investors who wish to
                                            sell their shares in a relatively
                                            short period of time after the
                                            initial public offering. For those
                                            investors, realization of gain or
                                            loss on their investment is likely
                                            to be more dependent upon the
                                            existence of a premium or discount
                                            than upon portfolio performance. The
                                            net asset value per share of the
                                            Common Stock immediately following
                                            the completion of the offering
                                            described in this Prospectus will be
                                            the initial offering price per share
                                            of $15.00 minus the sales load and
                                            other per share offering expenses.
                                            See "Investment Objective and
                                            Policies -- Risk Factors and Special
                                            Considerations."

                                          Conversion Risk Under the Fund's
                                            Bylaws, if at any time after the
                                            third year following the offering
                                            made hereby, shares of the Common
                                            Stock publicly trade for a
                                            substantial period of time at a
                                            significant discount from the Fund's
                                            then current net asset value per
                                            share, the Board of Directors of the
                                            Fund is obligated to consider taking
                                            various actions designed to reduce
                                            or eliminate the discount, including
                                            recommending to shareholders
                                            amendments to the Articles to
                                            convert the Fund to an open-end
                                            investment company, which would
                                            result in the redemption of shares
                                            of auction rate preferred stock then
                                            outstanding and the potential
                                            subsequent sale of Fund assets
                                            during unfavorable market
                                            conditions. In addition, the Board
                                            may consider taking actions designed
                                            to eliminate the discount whenever
                                            it deems it to be appropriate. See
                                            "Repurchase of Common Stock and
                                            Tender Offers; Conversion to
                                            Open-End Fund."

                                          Anti-Takeover Provisions The Fund's
                                            Articles of Incorporation and Bylaws
                                            include provisions that could have
                                            the effect of inhibiting the Fund's
                                            possible conversion to open-end
                                            status and limiting the ability of
                                            other entities or persons to acquire
                                            control of the Fund's Board of
                                            Directors. In certain circumstances,
                                            these provisions might also inhibit
                                            the ability of shareholders to sell
                                            their shares at a premium over
                                            prevailing market prices. See
                                            "Certain Provisions of the Articles
                                            of Incorporation."

                                          Tax Considerations The DRD is
                                            currently 70% of the amount of the
                                            dividends received. Corporate
                                            shareholders of the Fund should
                                            consider the effect on the DRD of
                                            the more than 45-day holding period
                                            requirement of Section 246(c) of the
                                            Code, the overall limitation on the
                                            amount of the DRD which is available
                                            to a corporate owner of the Fund's
                                            shares and the rules in Section 246A
                                            that reduce the DRD for
                                            debt-financed holdings of portfolio
                                            stock. See "Investment Objective and
                                            Policies -- Risk Factors and Special
                                            Considerations."

STOCK PURCHASES AND TENDERS.............  The Fund's Board of Directors
                                            currently contemplates that the
                                            Fund, at least once each year, may
                                            consider repurchasing shares of
                                            Common Stock in the open market or
                                            in private transactions, or
                                            tendering for shares, in an attempt
                                            to reduce or eliminate a market
                                            value discount from net asset value,
                                            if one should occur. Upon the
                                            issuance of auction rate preferred
                                            stock, the Fund's ability to
                                            repurchase shares of, or tender for,
                                            its Common Stock may be limited by
                                            the asset coverage requirements of
                                            the 1940 Act and by asset coverage
                                            and other requirements imposed by
                                            Moody's as a condition to rating the
                                            auction rate preferred stock. No
                                            assurance can be given that the
                                            Board of Directors will decide to
                                            undertake share repurchases or
                                            tenders or, if undertaken, that
                                            repurchases and/or tender offers
                                            will result in the Fund's Common
                                            Stock trading at a price that is
                                            close to, equal to or above net
                                            asset value. The Fund may borrow to
                                            finance repurchases and/or tender
                                            offers. See "Repurchase of Common
                                            Stock and Tenders Offers; Conversion
                                            to Open-End Fund."

CUSTODIAN, TRANSFER AGENT AND
   DIVIDEND-PAYING AGENT AND
   REGISTRAR............................  __________________ serves as the
                                            Fund's custodian. ____________
                                            serves as the Fund's transfer agent,
                                            dividend-paying agent and registrar
                                            for the Common Stock. See
                                            "Custodian, Transfer Agent and
                                            Dividend-Paying Agent and
                                            Registrar."

                                    FEE TABLE

                  The following table sets forth certain fees and expenses of the Fund.

SHAREHOLDER TRANSACTION EXPENSES

Sales Load (as a percentage of offering price)...............................................................    %
                                                                                                               --
ANNUAL EXPENSES (as a percentage of net assets attributable to common shares)
Management Fees..............................................................................................    %
                                                                                                               --
Other Expenses...............................................................................................    %
                                                                                                               --
TOTAL ANNUAL EXPENSES........................................................................................    %
                                                                                                               --

EXAMPLE                                                                            1 YEAR               3 YEARS
-------                                                                            ------               -------
You would pay the following expenses on a $1,000 investment assuming a 5%
     annual return.......................................................       $                    $

                  THE PURPOSE OF THE FOREGOING TABLE AND EXAMPLE IS TO ASSIST AN INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT AN INVESTOR IN THE FUND BEARS, DIRECTLY OR INDIRECTLY, BUT SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. THE ACTUAL EXPENSES OF THE FUND MAY BE GREATER OR LESS THAN THOSE SHOWN. The figures provided under "Other Expenses" are based upon estimated amounts for the current fiscal year. For more complete descriptions of certain of the Fund's cost and expenses, see "Management of the Fund" in this Prospectus.

                                    THE FUND

                  The Fund is a newly organized, closed-end, diversified management investment company. The Fund's investment objective is high current income for holders of its Common Stock consistent with preservation of capital. The Adviser pursues strategies that it expects generally to result in the Fund's income increasing in response to significant increases in interest rates while being relatively resistant to the impact of significant declines in interest rates. In seeking its objective, the Fund normally will invest at least 80% of its total net assets in a diversified portfolio of preferred securities. These preferred securities consist primarily of fixed rate, adjustable rate and inverse floating rate securities, some or all of which are expected to be hedged. The Fund, which was incorporated under the laws of the State of Maryland on May 23, 2002, is registered under the 1940 Act and has its principal office at 301 E. Colorado Boulevard, Suite 720, Pasadena, California 91101. The Fund's telephone number is (626) 795-7300.

                  The Fund is authorized to issue both Common Stock and preferred stock. Within three months after the completion of the offering described in this Prospectus, the Fund intends, subject to then favorable market conditions, to offer shares of auction rate preferred stock in one or more series representing approximately 37% of the Fund's capital immediately following the issuance of those shares. The issuance of auction rate preferred stock is intended to occur as soon as practicable after the proceeds of this offering are invested. The Fund anticipates that the dividends it will pay on the auction rate preferred stock will typically reflect shorter-term rates, while the net return on the Fund's portfolio, including proceeds of the auction rate preferred stock offering, will exceed the dividends paid on the auction rate preferred stock and any Additional Distributions paid, although there can be no guarantee that this will occur. The effect of this two-class or leveraged capital structure of the Fund will be to provide Common Stock shareholders with an opportunity to realize a higher level of income than would be provided by an investment company having a similar investment portfolio and an unleveraged capital structure. Leverage will, however, create additional risks for the Common Stock shareholders, including the risk that fluctuations in the dividend rates on the auction rate preferred stock may affect the yield to the Common Stock shareholders and the risk of potentially higher volatility of the net asset value and market value of shares of Common Stock. See "Special Leverage Considerations."

                                 USE OF PROCEEDS

                  The net proceeds of the offering of shares of Common Stock
will be approximately $        ($         if the Underwriters exercise the over-
allotment option in full) after payment of the sales load and organizational and offering costs. The net proceeds of the offering will be invested in accordance with the Fund's investment objective and policies (as stated below) as soon as practicable after completion of the offering. The Fund currently anticipates being able to do so within three months after the completion of the offering. Pending investment of the net proceeds in accordance with the Fund's investment objectives and policies, the Fund will invest in money market securities or money market mutual funds. Investors should expect, therefore, that before the Fund has fully invested the proceeds of the offering in accordance with its investment objective and policies, the Fund's yield would be somewhat lower, but that its net asset value would be subject to less fluctuation, than would be the case at such time as the Fund is fully invested.

                  For the benefits of leverage to be realized by Common Stock shareholders, the proceeds of both the Fund's Common Stock and the auction rate preferred stock offerings must be invested in securities that provide a higher net return than the rate of return based on the then current dividends paid on the auction rate preferred stock. Based on current and historical relationships between short-term, intermediate-term and long-term yields, during the relatively short period after the auction rate preferred stock has been issued but before the proceeds of that offering have been fully invested in accordance with the Fund's investment objective and policies, the Fund will probably not be able to earn a sufficiently high return on its investments to permit leverage to be of benefit to Common Stock shareholders. However, before authorizing the issuance of the auction rate preferred stock, the Board of Directors of the Fund will consider the length of time expected to be necessary to invest the proceeds of the auction rate preferred stock offering in an effort to maximize the benefits of leverage to Common Stock shareholders. See "Special Leverage Considerations."

                       INVESTMENT OBJECTIVE AND POLICIES


GENERAL

                  The Fund's investment objective is high current income for holders of its Common Stock consistent with preservation of capital. The Fund's investment objective may not be changed without the approval of the holders of at least 80% of the Fund's outstanding voting securities (as defined below under "Investment Restrictions"), voting as a single class, at least 80% of the Fund's outstanding shares of auction rate preferred stock (as defined below under "Investment Restrictions"), voting as a separate class and at least 80% of the entire Board of Directors. See "Description of Capital Stock -- Preferred Stock -- Voting Rights" for additional information with respect to the voting rights of holders of shares of auction rate preferred stock. No assurance can be given that the Fund's investment objective will be achieved.

                  The Fund pursues its investment objective by investing in a diversified portfolio primarily consisting of preferred securities. In seeking its objective, the Fund will normally invest at least 80% of its total net assets in a diversified portfolio of preferred securities.

                  In selecting individual securities for investment, the Adviser considers, among other things, current yield, price variability and the underlying fundamental characteristics of the issuer, with particular emphasis on debt and dividend coverage and the potential for the timely payment of dividends and interest. It is expected that the Fund's assets will be invested primarily in fixed rate, adjustable rate, and inverse floating rate preferred securities. The Fund may invest in other types of preferred securities -- such as auction rate preferred stocks and convertible preferred stocks -- as well as debt and common equity securities in appropriate circumstances. The Adviser currently anticipates using various "safety-net" hedging techniques, including
(1) entering into futures contracts and options on futures contracts and (2) entering into interest rate swap positions and options thereon ("swaptions"), from time to time for the purpose of hedging some or all of its preferred securities and debt holdings. There is no limit on the portion of the Fund's assets that can be hedged, subject to compliance with applicable laws and regulations, as well as restrictions imposed in connection with the rating of the Fund's auction rate preferred stock. The Fund may invest up to 5% of its assets in each of options on securities and options on stock indices, up to 10% of its assets in each of initial margin deposits on futures contracts and premiums paid for options thereon, and up to 5% of its assets for time premiums paid for swaptions. However, under current market conditions, it is expected that up to an aggregate of 15% of the Fund's assets could be invested in options on securities and stock indices, initial margin deposits and option premiums paid in connection with futures transactions, and initial margin deposits and options premiums paid in connection with interest rate swaps and swaptions. (See "Investment Techniques -- Futures Contracts and Options on Futures Contracts" for a discussion of the limitations and risks associated with investments in futures contracts and options on futures contracts. See also "Investment Techniques -- Interest Rate Swaps and Options Thereon ("Swaptions")" for a discussion of the limitations and risks associated with positions in interest rate swaps and options thereon.) The portion of the Fund's assets not invested in preferred securities and hedging instruments may be invested in, among other securities, money market instruments, money market mutual funds, corporate debt securities, asset-backed securities, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("Government Securities"), which, depending on market conditions, may at times have a higher or lower yield than preferred securities in which the Fund invests. Under normal conditions, the Fund's investments in such debt securities is limited to 20% of its assets. Under normal conditions, the Fund may also invest up to 15% of its assets in common stocks or convertible securities which trade in close relationship to their underlying associated common stocks.

PORTFOLIO STRATEGIES

                  The Adviser believes that the pursuit of the strategies described below will result in a high level of current income to the Fund's Common Stock consistent with the preservation of capital. Furthermore, that income is expected by the Adviser to increase in response to significant increases in interest rates while being relatively resistant to the impact of significant declines in interest rates due to (1) the composition of fixed rate, adjustable rate, and inverse floating rate securities owned, (2) the maintenance of certain hedging positions against some or all of the Fund's holdings of preferred and debt securities, from time to time, and (3) the intended leveraging of the Fund through the issuance of auction rate preferred stock.

                  Coupon rates on fixed rate preferred and debt securities held by the Fund, as their name implies, would be fixed regardless of the direction of interest rates. In addition, the market prices of such securities would tend to (1) decline as interest rates rose and (2) rise as interest rates fell. Coupon rates on inverse floating rate securities tend to rise as interest rates decline and fall, possibly to zero, as interest rates rise. Consequently, their prices are more apt to appreciate, as interest rates fall, and depreciate, as interest rates rise, than a fixed rate security paying a comparable initial income stream. Adjustable rate securities pay income that generally rises as interest rates rise and falls as interest rates decline, often subject to minimum income floors and maximum income ceilings (often called "collars"). All other things being equal, adjustable rate preferreds will tend to have somewhat less price variability than would either fixed rate or inverse floating rate securities of comparable maturity. Nevertheless, changing interest rate conditions may still affect adjustable rate preferred stocks' principal value, which may expose the Fund to risk of loss. See "Investment Objective and Policies -- Risk Factors and Special Considerations -- Fluctuation in Share Price."

                  The Fund normally anticipates hedging some or all of the interest rate exposure inherent in its holdings of these different types of preferred and debt securities. Under current market conditions, this hedging would be accomplished principally by one or more of the following strategies:
(1) purchasing put options (called a "long position in a put option") on Treasury Bond and/or Treasury Note futures contracts, (2) entering into futures contracts to sell Treasury Bonds and/or Treasury Notes (called a "short position in a futures contract"), (3) entering into interest rate swap agreements as a "fixed rate payer", and/or (4) purchasing options to enter into interest rate swap agreements as a "fixed rate payer" (called a "pay fixed swaption").

                  The hedging positions that the Fund currently expects to hold normally appreciate in value when interest rates rise significantly, reflecting either the expected rise in yields of Treasury securities or interest rate swap yields, as applicable, and the associated decline in the prices of underlying Treasury securities or decreased net market value of an obligation to pay a fixed income stream in a higher interest rate environment.

                  Conversely, such hedging positions would normally depreciate in value when interest rates fall significantly. A short position in a Treasury Bond or Treasury Note futures contract should reflect directly changes in the price of that futures contract, i.e., benefiting from price declines and being adversely affected by price increases. Further, the value of a long position in a put option on a Treasury Bond or Treasury Note futures contract should rise and fall in inverse relationship to the market price of that futures contract, but the magnitude of the change in value would to a large extent depend upon whether and the extent to which the exercise price of the put option was below ("out-of-the-money") or above ("in-the-money") the price of the futures contract.

                  Similarly, a "pay-fixed" position in an interest rate swap should directly reflect changes in the level of interest rate swap yields. Also, the value of an option to pay fixed rate in an interest rate swap, i.e., a pay-fixed swaption, will rise or fall in direct relationship to a pay-fixed interest rate swap's value, but the magnitude of the value change would, to a large extent, depend on whether and the extent to which the exercise yield of the pay-fixed swaption was above ("out-of the-money") or below ("in-the-money") the existing level of interest rate swap yields. A more specific explanation of options and swaptions follows.

                  Should the Fund purchase an out-of-the-money put option on a Treasury Bond or Treasury Note futures contract as part of its hedging strategies, that put option would be expected to have value at its expiration date only if the price of the underlying futures contract declined below the exercise price of the put option. Accordingly, interest rates could generally increase moderately, and a decline in value of the Fund's preferred and debt holdings could result without the Fund receiving any offsetting benefit from its holdings of such put options. The Fund would achieve a gain on a long position in an out-of-the-money put option on a Treasury Bond or Treasury Note futures contract at the time of its expiration only if interest rates were to increase significantly so as to result in a decline in the price of the underlying futures contract sufficient to cause the value of such put option at expiration to exceed the premiums paid by the Fund to acquire it (plus transaction costs).

                  Should the Fund acquire an in-the-money put option on a Treasury Bond or Treasury Note futures contract as part of its hedging strategies and should interest rates generally increase subsequently, the value of that put option at the time of its expiration would normally reflect favorably any decline in the market price of the underlying futures contract. However, the premium paid to acquire such in-the-money put option would have reflected the exercise value already present in the option at the time of purchase, and therefore, the premium would normally be higher than that paid for an out-of-the-money put option. Furthermore, the value of an in-the-money put option would be adversely impacted directly by an increase in the price of the underlying Treasury Bond or Treasury Note futures contract which could result from a decline in interest rates. The Fund has traditionally hedged using put options on Treasury Bonds or Treasury Note futures contracts that were, at the time of purchase, out-of-the-money.

                  An interest rate swap is an agreement between two parties where one party agrees to pay a contractually stated fixed income stream, usually denoted as a fixed percentage of an underlying "notional" amount, in exchange for receiving a variable income stream, usually based on LIBOR, and denoted as a percentage of the underlying notional amount. From the perspective of a fixed rate payer, if interest rates rise, the payer will expect a rising level of income since the payer is a receiver of floating rate income. This would cause the value of the swap contract to rise in value, from the payer's perspective, because the discounted present value of its obligatory payment stream is diminished at higher interest rates, all at the same time it is receiving higher income. Alternatively, if interest rates fall, the reverse occurs and the payer simultaneously faces the prospects of both a diminished floating rate income stream and a higher discounted present value of his fixed rate payment obligation. For purposes of completing the analysis, these value changes all work in reverse from the perspective of a fixed rate receiver.

                  The use of pay fixed swaptions is, in many key respects, analogous to the treatment of put options on futures contracts of Treasury securities. If the Fund should buy an option to pay fixed in an interest rate swap at an exercise yield above current market levels, such pay fixed swaption is deemed out-of-the-money. Conversely, if the Fund should buy a pay fixed swaption with an exercise yield below the current market level of interest rate swap yields, such pay fixed swaption is considered in-the-money.

                  Should the Fund purchase an out-of-the-money pay fixed swaption as part of its hedging strategies, that pay fixed swaption would be expected to have value at its expiration date only if the then prevailing level of interest rate swap yields was in excess of the exercise yield specified in the pay fixed swaption. Accordingly, interest rates could generally increase moderately, and a decline in value of the Fund's preferred and debt holdings could result without the Fund receiving any offsetting benefit from its holdings of such pay fixed swaptions. The Fund would achieve a gain on its holding of an out-of-the-money pay fixed swaption at the time of its expiration only if interest rates were to increase significantly so as to result in a rise in value from the perspective of a fixed rate payer sufficient to exceed the premiums paid by the Fund to acquire the pay fixed swaption (plus transaction costs).

                  Should the Fund acquire an in-the-money pay fixed swaption as part of its hedging strategies and should interest rates generally increase subsequently, the value of that pay fixed swaption at the time of its expiration would normally reflect favorably any rise in value of the underlying interest rate swap from the perspective of a fixed rate payer. However, the premium paid to acquire such in-the-money pay fixed swaption would have reflected the exercise value already present in the option at the time of purchase, and therefore, the premium would normally be higher than that paid for an at-the-money or out-of-the-money pay fixed swaption. Furthermore, the value of an in-the-money pay fixed swaption would be adversely impacted directly by a decrease in the yield of the underlying interest rate swap contract, which could result from a general decline in the level of interest rates.

                  In any event, the maximum loss that might be incurred on a long position in either a put option on a Treasury futures contract or a pay-fixed swaption would be limited to the premium paid for the purchase of such option or swaption (plus transaction costs).

                  The response of the Fund's income to changes in interest rates will be impacted by the effectiveness of its hedging strategies. In order for the Fund's income from its holdings of fixed rate and inverse floating rate securities to increase as interest rates rise, the Fund must achieve gains on its hedging positions. These gains can be used to acquire additional shares of preferred or debt securities, which in turn would generate additional dividend or interest income. In the case of generally rising interest rates, the gains potentially achievable by the Fund from hedge instruments will be reduced by the premiums paid for the purchase of options and swaptions and to the extent that such options and swaptions held are out-of-the-money when purchased. In order for the Fund's income to be relatively resistant to significant declines in interest rates, the Fund must have limited exposure to the magnitude of losses on hedge instruments which would occasion the sale of some of its holdings of securities in order to cover such hedging losses and related costs. The Fund's exposure to losses on hedge instruments in the event of generally declining interest rates will be greater to the degree it holds (a) short positions in futures contracts, pay fixed interest rate swaps, and long positions in-the-money put options or swaptions rather than (b) out-of-the-money put options or swaptions.

                  There are economic costs of hedging reflected in the pricing of futures, swaps, options, and swaption contracts which can be significant, particularly when long-term interest rates are substantially above short-term interest rates, as is the case at present. The desirability of moderating these hedging costs will be a factor in the Adviser's choice of hedging strategies, although costs will not be the exclusive consideration in selecting hedge instruments. Although appreciation is not a focus of the Fund, the Fund may select individual investments based upon their potential for appreciation without regard to the effect on current income, in an attempt to mitigate the impact on the Fund's assets of the expected normal cost of hedging.

                  The Fund's use of hedging instruments and the availability of gains for investment in additional shares of preferred and debt securities may be limited by the restrictions and distribution requirements imposed on the Fund under certain regulations of the Commodity Futures Trading Commission ("CFTC") and in connection with its qualification as a regulated investment company under the Code. See "Investment Techniques" below and "Taxation." The Adviser does not believe that these restrictions and requirements will materially adversely affect the management of the Fund or the ability of the Fund to achieve its investment objective.

                  There may be an imperfect correlation between changes in the value of the Fund's portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund's success in using hedge instruments is subject to the Adviser's ability to predict correctly changes in the relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance that the Adviser's judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

                  The auction rate preferred stock which the Fund expects to issue will have dividend rates established by auctions which will typically be held at regular 49 day or other short intervals. This auction process is designed to result in a high degree of principal stability for holders of the Fund's auction rate preferred stock. The dividend rates set pursuant to such auction process are expected to be influenced by short-term interest rates generally, so that the dividend rate on the Fund's auction rate preferred stock outstanding is expected to increase as short-term interest rates rise and to decline as short-term interest rates fall.

                  In the event of an equal rise in long-term and short-term interest rates from current levels, the additional income anticipated to be received from the investment of gains on appreciated hedging positions (assuming a significant rise in interest rates) when coupled with the net impact of increasing income from adjustable rate securities offset by decreasing income from inverse floating rate securities, would tend to more than offset the expected increased dividend rate payable on the Fund's auction rate preferred stock outstanding. Thus, net income to the Common Stock is expected to rise in response to significant increases in interest rates as described herein.

                  In the event of equal declines in long-term and short-term interest rates from current levels, losses on hedge positions would be expected to result, possibly requiring the sale of some of the Fund's securities holdings and decreasing the Fund's investment income, although such hedging losses would be limited to the amount of the premiums paid (plus transaction costs) to the extent that the Fund hedged with long positions in put options or swaptions as described above. Furthermore, the existence of income floors on adjustable rate securities and holdings of inverse floating rate securities would mitigate the downward pressure on Fund income, to the degree the Fund has holdings of such securities. In addition, lower interest rates would be expected to result in a lower dividend rate on the Fund's auction rate preferred stock outstanding, which would increase net investment income available to Common Stock.

                  However, in declining interest rate environments, issuers may call for redemption those preferred and debt securities which have coupon rates above prevailing rates. This would reduce the Fund's income since preferred and debt securities paying comparable yields would not be available to be purchased with the redemption proceeds. The combined impact of the limitation of hedge losses through the use of options hedges, lower collars on adjustable rate securities, holdings of inverse floating rate securities, and the decline in the cost of the Fund's auction rate preferred stock outstanding, in the opinion of the Adviser, should contribute to the net income to the Fund's Common Stock being relatively resistant to equal declines in long-term and short-term interest rates, subject to the adverse impact of redemptions of the Fund's higher yielding preferred and debt securities in the event of substantial declines in interest rates.

                  If short-term interest rates were to rise while long-term rates remained unchanged, the cost of the Fund's outstanding auction rate preferred stock would be expected to rise while coupon rates on the Fund's holdings of fixed rate and adjustable rate securities would remain unchanged (with certain exceptions in the case of adjustable rate securities whose income would rise if short term rates were to exceed long term rates by a sufficiently wide margin). See "Investment Objective and Policies -- Portfolio Investments -- Adjustable Rate Preferred Stock." The income from inverse floating rate securities would be expected to decline.

                  However, such a hypothesized change in the relationship between short-term and long-term rates also would be expected to reduce the cost of hedging preferred and debt securities, regardless of whether such hedges were in futures contracts, interest rate swaps, long positions in put options, or holdings of pay fixed swaptions. The combined impact of the foregoing factors on the Fund's net income would depend in large measure on the relative size of the Fund's holdings of hedged preferred and debt securities and the hedging instruments utilized.

                  In the opposite case, namely, a decline in short-term rates with long-term rates remaining unchanged, the income from fixed rate and, for the most part, adjustable rate securities would be unaffected, while the income from inverse floating rate securities would be expected to increase. Under certain circumstances, the income from adjustable rate securities may be adversely affected. The cost of the Fund's outstanding auction rate preferred stock would be expected to fall. On balance, these various movements would contribute to a higher net return to the Fund. However, in this interest rate environment, there would be an expected increase in the cost of hedging preferred and debt securities. The combined impact of the foregoing factors on the Fund, as under the scenario described in the preceding paragraph, would depend in large measure on the relative size of the Fund's holdings of different types of securities and the hedge instruments utilized.

                  The portions of the Fund's assets invested in various types of preferred and debt securities may vary from time to time. The portion of the Fund's securities that will be hedged and the types of hedge positions held may also vary significantly from time to time. There can be no assurance that the Fund will seek to hedge its entire portfolio of preferred and debt securities or that, if such hedging strategies were undertaken, they would be successful (1) in protecting against declines in value attributable to rising interest rates in general, and/or (2) in providing increased income in the event of significant increases in interest rates while maintaining the Fund's relative resistance to declines in income in the event of significant declines in interest rates.

PORTFOLIO INVESTMENTS

                  Under normal market conditions, the Fund will invest at least 80% of its total net assets in preferred securities, including (a) preferred and preference stock and other analogous equity securities senior to common equity and (b) hybrid, or fully taxable preferred securities that meet the following criteria: (1) the issuer has the ability to defer payments for a minimum period of eighteen months without triggering an event of default and (2) the security is a junior and fully subordinated liability of an issuer or the beneficiary of a guarantee that represents a junior and fully subordinated liability of the guarantor. Hybrid securities that do not meet these criteria will be considered debt securities.

                  Preferred/preference stock is, with common stock, one of the two major types of equity securities. Generally, preferred/preference stock receives dividends prior to distributions on common stock and usually has a priority of claim over common stockholders if the issuer of the stock is liquidated. The income paid by an issuer to holders of its preferred/preference and common stocks is typically eligible for the DRD. Unlike common stock, preferred stock does not usually have voting rights; preferred/preference stock, in some instances, is convertible into common stock.

                  Preferred/preference securities have certain characteristics of both debt and common equity securities. They are debt-like to the extent that their promised income is contractually fixed. They are common equity-like since they do not have rights to precipitate bankruptcy filings or collection activities in the event of missed payments. Furthermore, they have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

                  "Hybrid" or taxable preferred securities are not eligible for the DRD and are not legally considered equity of an issuer. They are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrids typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the deferral period is 5 years. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without adverse consequence to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when cumulative payments on the hybrids have not been made), these issues are often treated as close substitutes to traditional preferred securities, both by issuers and investors. Hybrid securities are also treated in a similar fashion to traditional preferred/preference stocks by several regulatory agencies, including the Federal Reserve Bank, and by credit rating agencies, for various purposes, such as the assignment of minimum capital ratios, over-collateralization rates and diversification limits. As is also true of preferred/preference stock, hybrids have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Hybrid securities have been marketed under a variety of names, including, but not limited to TOPrS, TIPS, QUIPS, MIPS, QUIDS, QUICS, STOPS, CorTS and Capital Securities. As with traditional preferred/preference stocks, hybrid or taxable preferreds may be convertible into underlying common stock of the issuer or associated grantor.

                  Perpetual preferred/preference stocks are issued with no mandatory retirement provisions, but typically are callable after a period of time at the option of the issuer. No redemption can occur if full cumulative dividends have not been paid, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends payable. Sinking fund preferred/preference stocks provide for the redemption of a portion of the issue on a regularly scheduled basis with, in most cases, the entire issue being retired at a future date.

                  Hybrid preferreds are typically issued with a final maturity date, although, in certain instances the date may be extended and/or the final payment of principal may be deferred at the issuer's option for a specified time without any adverse consequences to the issuer. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends payable.

                  In order to be payable, dividends on preferred/preference stock must be declared by the issuer's board of directors. In addition, distributions on hybrid securities are also subject to deferral and are thus not automatically payable. Income payments on the typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or otherwise made payable. There is, of course, no assurance that dividends or distributions on the preferred securities in which the Fund invests will be declared or otherwise made payable. The Fund may acquire non-cumulative preferred securities subject to the restrictions on quality adopted by the Fund, although the Adviser would consider, among other things, their non-cumulative nature in making any decision to purchase or sell such securities.

                  Shares of preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and banking industries, which are prominent issuers of preferred securities (See "Investment Objective and Policies -- Concentration" below), and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates and in the DRD.

                  Because the claim on an issuer's earnings represented by preferred/preference stocks and hybrid securities may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund's holdings of higher coupon-paying preferred/preference and hybrid securities may be reduced and the Fund would be unable to acquire securities paying comparable coupons with the redemption proceeds.

                  From time to time, preferred securities issues have been, and may in the future be, offered having features other than those described below that are typical for fixed rate, adjustable rate, inverse floating rate, or auction rate preferred securities. The Fund reserves the right to invest in these securities if the Adviser believes that doing so would be consistent with the Fund's investment objective and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility. The Adviser believes that the unavailability of such innovative securities would not adversely affect the Fund's ability to achieve its investment objective.

                  Credit Quality. Preferred and debt securities that the Fund will acquire will be rated investment grade (at least "Baa3" by Moody's or "BBB-" by S&P) at the time of investment or will be securities of issuers whose senior debt is rated investment grade by Moody's or S&P at the time of investment. In addition, the Fund may acquire unrated issues that the Adviser deems to be comparable in quality to rated issues in which the Fund is authorized to invest. The Fund will limit to 20% of its assets the portion of its portfolio invested in preferred and debt securities rated below investment grade (which securities must be rated at least "Ba3" by Moody's or "BB-" by S&P at the time of purchase) or judged to be comparable in quality at the time of purchase; however, any such securities must be issued by an issuer having a class of senior debt rated investment grade outstanding. Securities rated "Baa" by Moody's or "BBB" by S&P, although investment grade, are considered to have speculative characteristics, and securities rated "Ba" or "BB" are believed to have speculative elements and a greater vulnerability to default than higher-rated securities. Moody's and S&P may modify certain letter ratings of securities with the addition of a plus or a minus sign or other modifier in order to show relative standing within the rating category.

                  References to a particular letter rating in this Prospectus may or may not be to the rating with or without regard to any specific modifiers as the context requires.

                  The ratings of Moody's and S&P represent their opinions as to the quality of the securities that they undertake to rate; the ratings are relative and subjective and are not absolute standards of quality. The Adviser's judgment as to credit quality of a security, thus, may differ from that suggested by the ratings published by a rating service. A description of ratings by Moody's and S&P relevant to the Fund's investments is included in Appendix A to this Prospectus. The policies of the Fund described above as to ratings of portfolio investments apply only at the time of the purchase of a security, and the Fund is not required to dispose of a security in the event Moody's or S&P downgrades its assessment of the credit characteristics of the security's issuer, although standards for rating the Fund's auction rate preferred stock imposed by Moody's may result in the Fund's disposing of securities that are downgraded.

                  Traditional Fixed Rate Preferred Stock. Traditional fixed rate preferred stocks have fixed dividend rates for the life of the issue and typically pay dividends that qualify for the DRD. They can be perpetual with no maturity date or subject to mandatory redemptions such as through a sinking fund. The category of fixed rate preferred stocks also includes a variety of innovative securities as well as certain convertible preferred securities. Certain fixed rate preferred stocks have features intended to provide some degree of price stability. These features may include an auction mechanism at some specified future date. The auction feature is normally intended to enhance the probability that a preferred stock shareholder will be able to dispose of his holdings close to a pre-specified price, typically equal to par or stated value. Other price stability mechanisms include convertibility into an amount of common equity of the same issuer at some specified future date, typically in amounts not greater than par value of the underlying preferred stocks. Another common form of fixed rate preferred stock is the traditional convertible preferred stock, which permits the holder to convert into a specified number of shares at the holder's option at any time prior to some specified date. Innovative preferred stock and traditional convertible preferred stock are often less liquid than the conventional fixed rate preferred stock. The Fund's ability to achieve its investment objective is not dependent on the availability of such innovative or convertible preferred stocks.

                  Adjustable Rate Preferred Stock. Unlike traditional fixed rate preferred stocks, adjustable rate preferred stocks are preferred stocks that have a dividend rate that adjusts periodically to reflect changes in the general level of interest rates. (Like traditional fixed rate preferred stocks, these issues typically pay dividends that qualify for the DRD.) The adjustable dividend rate feature is intended to make the market value of these securities less sensitive to changes in interest rates than similar securities with fixed dividend rates. Nonetheless, adjustable rate preferred stocks have fluctuated in market value and are expected to do so in the future.

                  The dividend rate on an adjustable rate preferred stock is determined typically each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed relationship either to (1) rates on specific classes of debt securities issued by the U.S. Treasury or (2) LIBOR, with limits (known as "collars") on the minimum and maximum dividend rates that may be paid. As the maximum dividend rate is approached, any further increase in interest rates may adversely affect the market value of the stock. Conversely, as the minimum dividend rate is approached, any further decrease in interest rates may positively affect the market value of the stock. The adjustment formula is fixed at the time of issuance of the adjustable rate preferred stock and cannot be changed without the approval of the holders thereof.

                  The market values of outstanding issues of adjustable rate preferred stock may fluctuate in response to changing market conditions. In the event that market participants in a particular issue demand a different dividend yield than the adjustment formula produces, the market price will change to produce the desired yield. The dividend yield demanded by market participants may vary with changing perceptions of credit quality and the relative levels of short-term and long-term interest rates, as well as other factors.

                  Most of the issues of adjustable rate preferred stocks currently outstanding are perpetual.

                  Hybrid Preferred Securities. Hybrid, or taxable preferreds, are a comparatively new asset class, having first been introduced late in 1993. Income paid on these securities is not eligible for the DRD, but does constitute deductible interest expense for issuers thereof. The universe of hybrid issuers consists overwhelmingly of fixed coupon rate issues with final stated maturity dates. However, certain issues have adjustable coupon rates, which reset quarterly in a manner similar to adjustable rate preferred stocks described above. The hybrid preferred securities universe is divided into the "$25 par" and the "institutional" segments. The $25 par segment is typified by securities that are listed on the New York Stock Exchange, which trade and are quoted "flat", i.e., without accrued dividend income, and which are typically callable at par value five years after their original issuance date. The institutional segment is typified by $1,000 par value securities that are not exchange-listed, which trade and are quoted on an "accrued income" basis, and which typically have a minimum of ten years of call protection (at premium prices) from the date of their original issuance.

                  Inverse Floating Rate Securities. These securities typically arise in connection with a trust structure that repackages the income stream of an underlying fixed rate preferred security (the "collateral") into (1) an auction or variable rate component and (2) a residual component, the income of which will move inversely in relation to the income of the variable rate trust component. It is this second, residual component that is referred to as the inverse floating rate security. The income of an inverse floating rate security is typically expected to fall when short term interest rates rise and to rise when short term interest rates fall. Typically, the income flow to the inverse floating rate security holder will be much more variable than the income on an adjustable rate preferred stock, in part because of the inherent, implied leverage reflected in component number (1) above. Further, with a sufficient rise in interest rates, an inverse floating rate security could end up not being able to pay any income to the investor for an indefinite period without constituting an event of default. While the trust structure typically does not result in any higher exposure to credit default risk, as opposed to holding the trust collateral directly, the market value risk due to general interest rate movements or any other factors is magnified.

                  The investment in inverse floating rate securities may be undertaken from time to time as the Fund pursues its fundamental investment objective. As a general rule, inverse floating rate securities are privately placed securities and may not be as liquid as other securities with a larger eligible buyer base. (See "Investment Objective and Policies -- Portfolio Investments -- Restricted Securities (Direct Placements)" below.) However, the holder of an inverse floating rate security usually has the contractual ability to obtain the auction (or variable rate component) corresponding to its investment in the inverse floating rate security and to surrender both of these components to the trust agent in exchange for the underlying shares held by the trust as collateral. This ability to "reconstitute" is usually limited to auction dates, which typically range from every 49 days to once per calendar quarter. This ability to reconstitute helps facilitate the evaluation and transacting of such securities in the market place.

                  Under normal conditions, the Fund may invest up to 5% of its total net assets in inverse floating rate securities, provided that the underlying trust collateral would otherwise qualify for investment, at the time of purchase, under the Fund's investment guidelines.

                  Common Stock. The Fund may invest up to 15% of its assets in common stock. Common stock is defined as shares of a corporation that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the corporation's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Holders of common stock also have the right to participate in the assets of the corporation after all other claims are paid. In selecting common stocks for investment, the Fund expects generally to focus more on the security's dividend-paying capacity than on its potential for appreciation.

                  Certain traditional and hybrid preferred securities are convertible into the common stock of the associated issuer. To the extent that such preferred securities, because of their terms and market conditions, trade in close relationship to the underlying common stock of the issuer, they will be subject to the limit of 15% of assets, under normal market conditions, that applies to common stocks.

                  Auction Rate Preferred Stock. Auction rate preferred stocks pay dividends that adjust based on periodic auctions. Auction rate preferred stocks are similar to short-term corporate money market instruments in that an auction rate preferred stockholder has the opportunity to sell the preferred stock at par in an auction, normally conducted at 49-day or other short intervals, through which buyers set the dividend rate in a bidding process for the next period. The dividend rate set in the auction depends upon market conditions and the credit quality of the particular issuer. The typical auction rate preferred stock's dividend is limited to a specified maximum percentage of the Federal Reserve's Commercial Paper Index as of the auction date. Further, the terms of auction rate preferred stocks generally provide that the shares are redeemable by the issuer at certain times.

                  The failures of several auctions since late 1990 have significantly decreased the financial market's perception that the auction process can be depended upon to guarantee that the price of such preferred stocks will approximate par or stated value, particularly among lower rated issues.

                  Money Market Instruments. Under normal conditions, the Fund may hold up to 15% of its assets in cash or money market instruments or, subject to the limitation on investments in investment companies, in money market mutual funds holding such types of investments. The Fund intends to invest in money market instruments or money market funds to meet its general working capital needs including, but not limited to, the need for collateral in connection with certain investment techniques (see "Investment Objective and Policies -- Investment Techniques" below), to hold as a reserve pending the payment of dividends to investors and to meet the liquidity requirements of rating agencies that rate the Fund's auction rate preferred stock, and to facilitate the payment of expenses and settlement of trades. As noted above, pending investment of the net proceeds of this offering in accordance with the Fund's investment objective and policies, the Fund may invest without limitation in money market instruments. In addition, when the Adviser believes that economic circumstances warrant a temporary defensive posture, the Fund may invest in short-term money market instruments without regard to the normal 15% limitation. To the extent the Fund invests in short-term money market instruments, it may not be pursuing its investment objective of high current income.

                  Money market instruments that the Fund may acquire will be securities rated in the highest short-term rating category by Moody's or S&P or the equivalent from another major rating service, securities of issuers that have received such ratings with respect to other short-term debt or comparable unrated securities. Money market instruments in which the Fund typically expects to invest include: Government Securities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of U.S. or foreign banks); commercial paper rated P-1 by Moody's or A-1 by S&P; and repurchase agreements. Money market funds in which the Fund may invest, are expected to be rated at least "Aaa" by one or more rating agencies.

                  As indicated above, the Fund may invest normally up to 15% of its assets in money market instruments but, under certain circumstances, may invest without limit in money market instruments. Subject to these limits, the Fund may invest up to 25% of its assets in U.S. dollar-denominated money market obligations of foreign banks or foreign branches of U.S. banks but will do so only if the Adviser determines that the obligation presents minimal credit risks. These obligations entail risks that are different from those of investments in obligations of U.S. banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding or other taxes on income. Foreign branches of U.S. banks are not necessarily subject to the same or similar regulatory requirements that apply to the domestic operations of U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial record-keeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank than about a U.S. bank.

                  The Fund may enter into repurchase agreement transactions with certain member banks of the Federal Reserve System or with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. A repurchase agreement is a contract under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price on an agreed-upon date. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying obligation for a relatively short period (usually not more than seven days) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including possible delays or restrictions on the Fund's ability to dispose of the underlying securities. In evaluating these potential risks, the Adviser, on an ongoing basis, monitors (1) with the assistance of the Administrator, the value of the collateral underlying each repurchase agreement of the Fund to ensure that the value is at least equal to the total amount of the repurchase obligation, including interest, and (2) the creditworthiness of the banks and dealers with which the Fund enters into repurchase agreements.

                  Government Securities. Government Securities in which the Fund may invest include direct obligations of the United States and obligations issued by U.S. Government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ principally in terms of their maturities. Included among the securities issued by U.S. Government agencies and instrumentalities are: securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association certificates), securities that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks), and securities that are supported by the credit of the instrumentality (such as Federal National Mortgage Association and Federal Home Loan Mortgage Corporation bonds).

                  Zero Coupon Securities. The Fund may invest up to 10% of its total assets in zero coupon securities issued by the U.S. Government, its agencies or instrumentalities as well as custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain Government Securities. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, the Fund's investments in zero coupon securities will result in special tax consequences. Although zero coupon securities do not make interest payments, for tax purposes a portion of the difference between a zero coupon security's maturity value and its purchase price is taxable income of the Fund each year.

                  Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon Government Securities but are not considered to be Government Securities. Although typically under the terms of a custodial receipt the Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

                  Restricted Securities (Direct Placements). The Fund may invest up to 20% of its net assets in securities purchased in direct placements. Securities obtained by means of direct placement typically are less liquid than securities traded on the open market because of statutory or contractual restrictions on resale and thus are often referred to as restricted securities. Such securities are therefore unlike securities traded in the open market, which can be sold immediately if the market is adequate. This lack of liquidity creates special risks for the Fund. However, the Fund could sell such securities if a substantial market of qualified institutional buyers develops pursuant to Rule 144A under the Securities Act of 1933, as amended, in privately negotiated transactions with a limited number of purchasers or in public offerings registered under such Act.

                  Direct placements of securities have frequently resulted in higher yields to purchasers and more restrictive covenants to issuers, which may provide greater protection for the purchaser than comparable registered securities. As it has avoided the expense and delay involved in a public offering of its securities, an issuer is often willing to offer the purchaser more attractive features in its securities issued in direct placements. Also, adverse conditions in the public securities markets may at certain times preclude a public offering of an issuer's securities.

                  Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, the Fund will carefully monitor the Fund's investments in such securities with particular regard to valuation, liquidity and availability of information.

                  Investment Company Securities. The Fund may invest up to 10% of its total assets in securities of registered investment companies. The Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own in the aggregate (1) more than 3% of such issuer's total outstanding voting securities or (2) securities issued by such issuer having an aggregate value in excess of 5% of the Fund's total assets. To the extent that investment advisory and brokerage expenses of an investment company are reflected in the price of its shares held in the Fund's portfolio, there will be a duplication of such expenses.

CONCENTRATION

                  The Fund intends to concentrate its investments in utility companies and companies in the banking industry so that, under normal market conditions, at least 25% of the Fund's total assets will be invested in securities issued by utilities and an additional 25% or more of its total assets will be invested in securities issued by companies in the banking industry. If adverse economic conditions prevail in either or both of these industries at some future date, the Fund, for defensive purposes, temporarily may invest less than 25% of its total assets in the affected industry or industries. This concentration policy is a fundamental policy of the Fund and cannot be changed without approval by the vote of a majority of the Fund's outstanding voting securities, voting as a single class, and a majority of the Fund's outstanding auction rate preferred stock, voting as a separate class, as described under "Investment Restrictions" below.

                  Consistent with the limitations set forth in the preceding paragraph, the portion of the Fund's assets invested in each of the utilities, banking and other industries will vary from time to time. The concentration of the Fund's assets in the utilities and banking industries is a source of potential risk, although the Fund intends to diversify its investments broadly among issuers in order to reduce risk and will be subject to diversification requirements and other investment limitations imposed by rating agencies in connection with the rating of the auction rate preferred stock intended to be issued by the Fund. See "Investment Objective and Policies -- Rating Agency Guidelines and Asset Coverage Requirements."

                  Utility Securities. The utilities industry generally includes companies engaged in the generation, transmission or distribution of electric energy, gas, or water, or, in certain instances, the providing of telephone and telecommunications services. Certain segments of the industry and individual companies within such segments may not perform as well as the industry as a whole. Many utility companies historically have been subject to risks of increases in fuel and other operating costs, high interest costs on borrowings needed for capital improvement programs and costs associated with compliance with and changes in environmental and other governmental regulations. In particular, regulatory changes with respect to nuclear and conventionally fueled power generating and transmission facilities could increase costs or impair the ability of the utility companies to operate and utilize such facilities, thus reducing the utility companies' earnings or resulting in losses. Rates of return on investment of certain utility companies are subject to review by government regulators. There can be no assurance that changes in regulatory policies or accounting standards will not negatively affect utility companies' earnings or dividends. Costs incurred by utilities, such as fuel and purchased power costs, often are subject to immediate market action resulting from such things as political or military forces operating in geographic regions where oil production is concentrated or global or regional weather conditions, such as droughts, while the rates of return of utility companies generally are subject to review and limitation by state public utility commissions, which results ordinarily in a lag or an absence of correlation between costs and return. It is also possible that costs may not be offset by return. Utilities have, in recent years, been affected by increased competition, which could adversely affect the profitability or viability of such utilities. Electric utilities may also be subject to increasing economic pressures due to deregulation of generation, transmission and other aspects of their business.

                  Bank Holding Company and Bank Stocks. Investment in the Fund involves consideration of various regulatory and economic factors affecting bank holding companies and their subsidiary banks.

                  For many years federal and state banking laws and regulations have limited the ability of bank holding companies and banks to compete geographically and have restricted sharply the activities in which they may engage. From time to time, changes in law and regulation have been proposed to permit greater diversification of the financial products of bank holding companies and banks, but often such legislation has bogged down or, if it has been enacted, often it has been limited in the scope of change it has facilitated. In 1994 the Congress enacted legislation that enhanced the ability of bank holding companies and banks to expand by acquisition or branching across state lines. Their ability to engage in nonbanking activities, however, remained very limited.

                  In late 1999 the Congress enacted the Gramm-Leach-Bliley Act, a piece of financial regulation reform legislation that altered the landscape of bank holding company and bank regulation. The Act repealed provisions of the Glass-Steagall Act that since 1933 had severely limited the underwriting of securities by affiliates of banks and it repealed provisions of the Bank Holding Company Act that had severely limited the insurance activities of bank holding companies. The Gramm-Leach-Bliley Act created a new scheme or regulation for financial holding companies--these are bank holding companies with high capital levels, good compliance and management records and good records under the Community Reinvestment Act that have elected to become financial holding companies. Such companies enjoy several prerogatives versus bank holding companies that have not made this election. First, they are allowed to engage in a broad range of financial activities, including securities and insurance activities, not merely activities that are closely related to banking. Second, they are not subject to any Glass-Steagall-based limitations on their securities underwriting and dealing activities. Third, they are permitted to invest in nonfinancial companies and to control investment funds that invest in such companies. Fourth, they do not require prior Federal Reserve approval to engage in new activities or to acquire non-banking companies. A large number of local and regional bank holding companies have elected to become financial holding companies.

                  Federal law and regulations require commercial banks and bank holding companies to maintain minimum levels of capital and liquidity and to establish loan loss reserves. An insured bank's failure to maintain specified capital ratios may trigger dividend restrictions, suspensions on payments on subordinated debt, and limitations on growth. Bank regulators have broad authority in these instances and can ultimately impose sanctions, including conservatorship or receivership, on such non-complying banks even when these banks continue to be solvent, thereby possibly resulting in the elimination of stockholders' equity. Unless a bank holding company has subsidiaries other than banks that generate substantial revenues, the holding company's cash flow and ability to declare dividends may be impaired severely by restrictions on the ability of its bank subsidiaries to declare dividends.

                  Fiscal and monetary policies of the government and general economic and political conditions can affect the availability and cost of funds to banks, loan demand and asset quality and thereby impact the earnings and financial condition of banking institutions. Downturns in a regional or local economy or in the general business cycle or depressed conditions in an industry, for example, may adversely affect the quality or volume of a bank's loan portfolio, particularly if the portfolio is concentrated in the affected region or industry. From time to time, general economic conditions have adversely affected financial institutions' energy, agricultural, commercial real estate, less-developed country, venture capital, technology, telecommunications, and highly-leveraged loan portfolios. The impact of a deteriorating economy or industry upon institutions depends, in part, on the size of the institutions, the extent to which they are involved in the type of lending or market affected, the duration of the softening in the affected area and the managerial and capital resources of the institutions. In addition, changes in accounting rules applicable to loans and investment securities also may adversely impact the financial condition of banking institutions.

INVESTMENT TECHNIQUES

                  For hedging purposes or, under certain circumstances, to increase its income, the Fund may employ, among others, the investment techniques described below, although its ability to engage in any of these strategies may be limited by restrictions imposed on the Fund's operations in connection with obtaining and maintaining (i) a rating for the Fund's auction rate preferred stock outstanding and (ii) its qualification as a regulated investment company under the Code.

                  Futures Contracts and Options on Futures Contracts. The Fund may enter into interest rate and stock index futures contracts and may purchase and sell put and call options on such futures contracts. The Fund will enter into such transactions for hedging and other appropriate risk-management purposes or to increase return, in accordance with the rules and regulations of the CFTC and the Commission.

                  An interest rate futures contract is a standardized contract for the future delivery of a specified security (such as a U.S. Treasury Bond or U.S. Treasury Note) or its equivalent at a future date at a price set at the time of the contract. A stock index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. The Fund may only enter into futures contracts traded on regulated commodity exchanges.

                  Parties to a futures contract must make "initial margin" deposits to secure performance of the contract. There are also requirements to make "variation margin" deposits from time to time as the value of the futures contract fluctuates. The Fund is not a commodity pool and, in compliance with CFTC regulations currently in effect, may enter into any futures contracts and related options for "bona fide hedging" purposes and, in addition, for other purposes, provided that aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 5% of the Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts. The Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. In addition, certain provisions of the Code may limit the extent to which the Fund may enter into futures contracts or engage in options transactions. See "Taxation."

                  Under regulations of the CFTC currently in effect, which may change from time to time, with respect to futures contracts to purchase securities or stock indices, call options on futures contracts purchased by the Fund and put options on futures contracts written by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the Commission is that the Fund's long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or certain liquid assets held in a segregated account or "covered" in a manner similar to that described below for covered options on securities (see "Investment Objective and Policies -- Investment Techniques -- Options on Securities" below) in order to counter the impact of any potential leveraging.

                  The Fund may either accept or make delivery of cash or the underlying instrument specified at the expiration of an interest rate futures contract or cash at the expiration of a stock index futures contract or, prior to expiration, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts are effected on the exchange on which the contract was entered into (or a linked exchange).

                  The Fund may purchase and write put and call options on interest rate futures contracts and stock index futures contracts in order to hedge all or a portion of its investments and may enter into closing purchase transactions with respect to options written by the Fund in order to terminate existing positions. There is no guarantee that such closing transactions can be effected at any particular time or at all. In addition, daily limits on price fluctuations on exchanges on which the Fund conducts its futures and options transactions may prevent the prompt liquidation of positions at the optimal time, thus subjecting the Fund to the potential of greater losses.

                  An option on an interest rate futures contract or stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a stock index futures contract or interest rate futures contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).

                  With respect to options purchased by the Fund, there are no daily cash payments made by the Fund to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

                  While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to the Adviser's ability to predict correctly changes in interest rate relationships or other factors. No assurance can be given that the Adviser's judgment in this respect will be correct.

                  Interest Rate Swaps and Options Thereon ("Swaptions"). The Fund may enter into interest rate swap agreements and may purchase and sell put and call options on such swap agreements, commonly referred to as swaptions. The Fund will enter into such transactions for hedging some or all of its interest rate exposure in its holdings of preferred securities. Interest rate swap agreements and swaptions are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the Commission.

                  An interest rate swap is an agreement between two parties where one party agrees to pay a contractually stated fixed income stream, usually denoted as a fixed percentage of an underlying "notional" amount, in exchange for receiving a variable income stream, usually based on LIBOR, and denoted as a percentage of the underlying notional amount. From the perspective of a fixed rate payer, if interest rates rise, the payer will expect a rising level of income since the payer is a receiver of floating rate income. This would cause the value of the swap contract to rise in value, from the payer's perspective, because the discounted present value of its obligatory payment stream is diminished at higher interest rates, all at the same time it is receiving higher income. Alternatively, if interest rates fall, the reverse occurs and it simultaneously faces the prospects of both a diminished floating rate income stream and a higher discounted present value of his fixed rate payment obligation. For purposes of completing the analysis, these value changes all work in reverse from the perspective of a fixed rate receiver.

                  A swaption is an agreement between two parties where one party purchases the right from the other party to enter into an interest rate swap at a specified date and for a specified "fixed rate" yield (or "exercise" yield). In a pay-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a payer of fixed rate and receiver of variable rate, while the writer of the swaption has the obligation to enter into the other side of the interest rate swap. In a received-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a receiver of fixed rate and a payer of variable rate, while the writer of the swaption has the obligation to enter into the opposite side of the interest rate swap.

                  A pay fixed swaption is analogous to a put option on Treasury securities in that it rises in value as interest rate swap yields rise. A receive fixed swaption is analogous to a call option on Treasury securities in that it rises in value as interest rate swap yields decline. As with other options on securities, indices, or futures contracts, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component. The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying interest rate swap. The intrinsic value component measures the degree to which an option is in-the-money, if at all. The time premium represents the difference between the actual price of the swaption and the intrinsic value.

                  It is customary market practice for swaptions to be "cash settled" rather than an actual position in an interest rate swap being established at the time of swaption expiration. For reasons set forth more fully below, the Fund's Adviser expects to enter strictly into cash settled swaptions, i.e., where the exercise value of the swaption is determined by reference to the market for interest rate swaps then prevailing.

                  The pricing and valuation terms of interest rate swap agreements and swaptions are not standardized and there is no clearinghouse whereby a party to the agreement can enter into an offsetting position to close out a contract. Interest rate swaps and swaptions must thus be regarded as inherently illiquid. Interest rate swap agreements are usually (1) between an institutional investor and a broker/dealer firm or bank or (2) between institutional investors. In addition, substantially all swaps are entered into subject to the standards set forth by the International Swaps & Derivatives Association ("ISDA"). ISDA represents participants in the privately negotiated derivatives industry. It helps formulate the investment industry's position on regulatory and legislative issues, develops international contractual standards, and offers arbitration on disputes concerning market practice.

                  Under the rating agency guidelines imposed in connection with the intended issuance of auction rate preferred stock by the Fund, it is expected that the Fund will be authorized to enter into swaptions but not authorized to enter into interest rate swap agreements. Certain rating agency guidelines may be changed from time to time and it is expected that those relating to interest rate swaps would be able to be revised by the Fund's Board, without shareholder vote of the Common Stock or the Fund's auction rate preferred stock, so long as the relevant rating agency(ies) has given written notice that such revisions would not adversely affect the rating of the Fund's auction rate preferred stock then in effect.

                  The Board of Directors has limited the Fund's use of interest rate swaps and swaptions as follows: (1) swaps and swaptions must be U.S. dollar denominated and used for hedging purposes only; (2) no more than 5% of the Fund's total assets, at the time of purchase, may be invested in time premiums paid for swaptions; (3) swaps and swaptions must conform to the standards of the ISDA Master Agreement; and (4) the counterparty must be a bank or broker/dealer firm regulated under the laws of the United States of America that is (a) on a list approved by the Fund's Board, (b) with capital of at least $100 million, and (c) which is rated investment grade by both Moody's and S&P.

                  The Fund's Adviser expects that the Fund will be subject to the initial and subsequent mark-to-market collateral requirements that are standard among ISDA participants. These requirements help insure that the party who is a net obligor at current market value has pledged for safekeeping, to the counterparty, sufficient collateral to cover any losses should the obligor become incapable, for whatever reason, of fulfilling its commitments under the swap or swaption agreements. This is analogous, in many respects, to the collateral requirements in place on regular futures and options exchanges. As long as the Fund is a purchaser of swaptions, which is expected to be the only possibility under rating agency guidelines applicable to the auction rate preferred stock the Fund intends to issue, the Fund would not have to pledge collateral. However, it would have to monitor the market value of the swaptions held and insure that they are properly collateralized.

                  The Fund has instituted procedures for accurately valuing any swaps or swaptions positions to which it is party. Swaps or swaptions will be valued by the counterparty to the swap or swaption in question. Such valuation will then be compared with the valuation provided by a broker/dealer or bank that is not a party to the swap or swaption. In the event of material discrepancies, the Fund has procedures in place for valuing the swap or swaption, subject to the direction of the Fund's Board, which include reference to (1) third-party information services, such as Bloomberg, and (2) comparison with the Adviser's valuation models.

                  The use of interest rate swaps and swaptions, as the foregoing discussion suggests, are subject to risks and complexities beyond what might be encountered in standardized, exchange traded options and futures contracts. Such risks include operational risks, valuation risks, credit risks, and/or counterparty risk (i.e., the risk that the counterparty cannot or will not perform its obligations under the agreement). In addition, at the time the interest rate swap or swaption reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund.

                  While the Fund may utilize interest rate swaps and swaptions for hedging purposes, their use might result in poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell or pledge a portion of its underlying portfolio of securities in order to meet daily mark-to-market collateralization requirements at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund's portfolio holdings and swaps or swaptions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Further, the Fund's use of swaps and swaptions to reduce risk involves costs and will be subject to the Adviser's ability to predict correctly changes in interest rate relationships or other factors. No assurance can be given that the Adviser's judgment in this respect will be correct.

                  Options on Securities. In order to hedge against adverse market shifts, the Fund may utilize up to 5% of its assets to purchase put and call options on securities. In addition, the Fund may seek to increase its income or may hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security or its equivalent covered by the option or its equivalent from the writer of the option at the stated exercise price. Under interpretations of the Commission currently in effect, which may change from time to time, a "covered" call option means that so long as the Fund is obligated as the writer of the option, it will own (1) the underlying instruments subject to the option, (2) instruments convertible or exchangeable into the instruments subject to the option or (3) a call option on the relevant instruments with an exercise price no higher than the exercise price on the call option written.

                  Similarly, the Commission currently requires that, to support its obligation to purchase the underlying instruments if a put option written by the Fund is exercised, the Fund either (a) deposit with its custodian in a segregated account liquid securities having a value at least equal to the exercise price of the underlying securities, (b) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying security) with exercise prices greater than those it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account) or (c) sell short the securities underlying the put option at the same or a higher price than the exercise price on the put option written.

                  The Fund will receive a premium when it writes put and call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as the writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the security's market value at the time of the option exercise over the Fund's acquisition cost of the security, less the sum of the premium received for writing the option and the difference, if any, between the call price paid to the Fund and the Fund's acquisition cost of the security. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from its underlying securities unhedged.

                  The Fund may purchase and write options on securities that are listed on national securities exchanges or are traded over the counter, although it expects, under normal circumstances, to effect such transactions on national securities exchanges.

                  As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option's expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale transactions. In entering into a closing sale transaction, the Fund would sell an option of the same series as the one it has purchased. The ability of the Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

                  In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the instruments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

                  Options on Stock Indices. The Fund may utilize up to 5% of its assets to purchase put and call options on domestic stock indices to hedge against risks of market-wide price movements affecting its assets. In addition, the Fund may write covered put and call options on stock indices. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Options on stock indices are similar to options on securities. Because no underlying security can be delivered, however, the option represents the holder's right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The advisability of using stock index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund's investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the Fund's securities, investments correlate with price movements in the stock index selected. In addition, successful use by the Fund of options on stock indices will be subject to the ability of the Adviser to predict correctly changes in the relationship of the underlying index to the Fund's portfolio holdings. No assurance can be given that the Adviser's judgment in this respect will be correct.

                  When the Fund writes an option on a stock index, it will establish a segregated account with its custodian in which the Fund will deposit liquid securities in an amount equal to the market value of the option, and will maintain the account while the option is open.

                  When-Issued and Delayed Delivery Transactions. New issues of preferred and debt securities may be offered on a when-issued or delayed delivery basis, which means that delivery and payment for the security normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the dividends that will be received on the security are fixed at the time the buyer enters into the commitment. The Fund will make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of acquiring the securities, but may sell these securities before the settlement date if the Adviser deems it advisable. No additional when-issued or delayed delivery commitments will be made if more than 20% of the Fund's net assets would be so committed. Securities purchased on a when-issued or delayed delivery basis may be subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased or sold on a when-issued or delayed delivery basis may expose the Fund to risk because they may experience these fluctuations prior to their actual delivery. The Fund will not accrue income with respect to a debt security it has purchased on a when-issued or delayed delivery basis prior to its stated delivery date but will accrue income on a delayed delivery security it has sold. Purchasing or selling securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of the Fund consisting of liquid securities equal at all times to the amount of the Fund's when-issued and delayed delivery purchase commitments will be established and maintained with the Fund's custodian. Placing securities rather than cash in the segregated account may have a leveraging effect on the Fund's net asset value per share; that is, to the extent that the Fund remains substantially fully invested in securities at the same time that it has committed to purchase securities on a when-issued or delayed delivery basis, greater fluctuations in its net asset value per share may occur than if it has set aside cash to satisfy its purchase commitments.

                  Lending Portfolio Securities. The Fund is authorized to lend securities it holds to brokers, dealers and other financial organizations, although it has no current intention of doing so. Loans of the Fund's securities, if and when made, may not exceed 33-1/3% of the Fund's assets taken at value. The Fund's loans of securities will be collateralized by cash, letters of credit or Government Securities that will be maintained at all times in a segregated account with the Fund's custodian in an amount at least equal to the current market value of the loaned securities. From time to time, the Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

                  By lending its portfolio securities, the Fund can increase its income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when Government Securities are used as collateral. The risk in lending portfolio securities, as with other extensions of credit, consists of the possible delay in recovery of the securities or the possible loss of rights in the collateral should the borrower fail financially. The Fund will adhere to the following conditions whenever it lends its securities: (1) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower, which will be maintained by daily marking-to-market; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral;
(3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value;
(5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower, except that, if a material, event adversely affecting the investment in the loaned securities occurs, the Fund's Board of Directors must terminate the loan and regain the Fund's right to vote the securities.

                  Short Sales Against the Box. The Fund may make short sales of securities in order to reduce market exposure and/or to increase its income if, at all times when a short position is open, the Fund owns an equal or greater amount of such securities or owns preferred securities, debt or warrants convertible or exchangeable into an equal or greater number of the shares of common stock sold short. Short sales of this kind are referred to as short sales of securities "against the box." The broker-dealer that executes a short sale generally invests the cash proceeds of the sale until they are paid to the Fund. Arrangements may be made with the broker-dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The Fund will segregate the securities against which short sales against the box have been made in a special account with its custodian. Not more than 10% of the Fund's net assets (taken at current value) may be held as collateral for such sales at any one time.

RATING AGENCY GUIDELINES AND ASSET COVERAGE REQUIREMENTS

                  In connection with the anticipated issuance of auction rate preferred stock, the Fund's investments will be subject to certain investment guidelines (the "Rating Agency Guidelines") established by Moody's at all times when the auction rate preferred stock is outstanding. Provided that the Fund complies with the Rating Agency Guidelines, it is expected that the auction rate preferred stock will be rated "Aa" by Moody's, but no assurance can be given that such a rating can be obtained. Moody's receives fees in connection with issuances of ratings.

                  It is anticipated that the Rating Agency Guidelines will require the Fund to meet, as of certain specified dates, an "Eligible Asset Coverage Amount" requirement. To meet the Eligible Asset Coverage Amount requirement, the Fund must maintain a certain percentage of its assets in specific types of investments ("Eligible Assets") with an aggregate value (determined using procedures specified by Moody's) sufficient to cover the aggregate liquidation preference of the outstanding auction rate preferred stock plus accumulated dividends to the redemption date or the liquidation date, certain projected dividends and the amount of Additional Distributions. In addition, in order to pay dividends on the Common Stock, the 1940 Act requires the Fund to meet minimum asset coverage requirements (the "1940 Act Asset Coverage Requirement"). The 1940 Act Asset Coverage Requirement will be met if the value of the Fund's total assets, less all liabilities and indebtedness of the Fund, is equal to at least 200% of the aggregate liquidation preference of the outstanding auction rate preferred stock. Compliance with the Rating Agency Guidelines would impose restrictions on the securities in which the Fund would invest and, in certain circumstances, meeting the Eligible Asset Coverage Amount requirement and 1940 Act Asset Coverage Requirement would require the Fund to redeem or purchase shares of its auction rate preferred stock outstanding.

RISK FACTORS AND SPECIAL CONSIDERATIONS

                  Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in shares of the Fund's Common Stock.

                  Fluctuation in Share Price. Changes in the level of interest rates are expected to affect the value of the Fund's portfolio holdings of fixed rate and inverse floating rate securities and, under certain circumstances, its holdings of adjustable rate securities and positions in hedging instruments, and the market price of the Common Stock. In addition to fluctuations due to changes in interest rates, the value of the Fund's holdings of preferred and debt securities and common stocks, and as a result, the Fund's net asset value, may also be affected by other market and credit factors, as well as by actual or anticipated changes in tax laws, such as corporate income tax rates and the DRD. Further, the exercise of call provisions on preferred or debt securities by their issuers due to generally falling interest rates or otherwise, could result in the Fund not realizing the benefits of (i) price appreciation in the securities above the call prices and/or (ii) stable income in the event of declining yields for preferred and debt securities. In addition, there can be no assurance that there will be sufficient liquidity of preferred securities to enable the Fund to buy or sell preferred securities at prices that the Adviser believes to be suitable.

                  Illiquidity. Preferred securities, which will constitute the principal portion of the Fund's assets, may be substantially less liquid than many other securities such as common stocks or Government Securities. At any particular time, a preferred security may not be actively traded in the secondary market, even though it may be listed on the NYSE or other securities exchange. Many preferred securities currently outstanding are listed on the NYSE, although secondary market transactions in preferred securities are frequently effected in the over-the-counter market, even in those preferred securities that are listed. The prices of illiquid securities may be more volatile than more actively traded securities and the absence of a liquid secondary market may adversely affect the ability of the Fund to buy or sell its preferred securities holdings at the times and prices desired and the ability of the Fund to determine its net asset value.

                  Income Ineligible for DRD; Changes in Tax Law. Investors should note that the Fund may generate capital gains and other income that does not qualify for the DRD. The Fund may consider a security's potential for appreciation as one factor, among others, in selecting portfolio investments, although it will not seek capital gains as a primary investment objective for the Fund's portfolio as a whole. In previous years, the U.S. Senate and House of Representatives have proposed and enacted legislation designed to reduce the DRD. There can be no guarantee that future congressional action would not further reduce the DRD, which could adversely affect the Fund's holdings of preferred stock. Corporate shareholders of the Fund should consider that the Code contains several limitations on the availability of the DRD. Accordingly, the DRD is unavailable for corporate shareholders who fail to satisfy the minimum holding period requirement of Section 246(c) of the Code and is reduced for debt-financed holdings of portfolio stock pursuant to the rules of Section 246A of the Code. See "Taxation."

                  Unrated Securities. The Fund may invest in unrated securities that the Adviser determines to be of comparable quality to the rated securities in which the Fund may invest. Dealers may not maintain daily markets in unrated securities and retail secondary markets for many of them may not exist. As a result, the Fund's ability to sell these securities when the Adviser deems it to be appropriate may be diminished.

                  Inverse Floating Rate Securities. The Fund may invest in inverse floating rate securities whose potential return is inversely related to changes in an interest rate. In general, income on these securities is typically expected to fall when short-term interest rates rise and to rise when short-term interest rates fall. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, these securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund's investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate securities. Inverse floating rate securities are derivative securities and can be considered speculative.

                  Lower-Quality Preferred and Debt Securities. The Fund is permitted to invest up to 20% of its assets in preferred and debt securities rated at the time of purchase below either "Baa3" by Moody's or "BBB-" by S&P or deemed to be of comparable quality at the time of purchase, but at least equal to either "Ba3" or "BB-" by such rating agencies, respectively. Preferred and debt securities rated "Ba" by Moody's are judged to have speculative elements; their future cannot be considered as well assured and earnings and asset protection may be very moderate. Preferred and debt securities rated "BB" by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative issues, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to inadequate capacity to meet timely payments. See Appendix A to this Prospectus for a general description of Moody's and S&P's ratings of preferred and debt securities.

                  The Fund may have difficulty disposing of certain preferred and debt securities because the trading market for such lower-quality securities may be thinner than the market for preferred and debt securities generally. To the extent a secondary trading market for lower-quality preferred and debt securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and the Fund's ability to dispose of particular issues in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. The market behavior of preferred and debt securities in lower rating categories is often more volatile than that of higher quality securities.

                  Organization of the Fund. The Fund is a newly organized, closed-end investment company with no previous operating history. Shares of closed-end investment companies frequently trade at a discount from net asset value, especially shortly after the completion of the initial public offering. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that the fund's net asset value will decrease. The Fund cannot predict whether the Common Stock will trade at, above or below net asset value. The risk of purchasing shares of a closed-end fund that might trade at a discount is more pronounced for investors who wish to sell their shares in a relatively short period of time after the initial public offering. For those investors, realization of gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance and the possible advantages associated with the leveraging of the Common Stock. The net asset value per share of the Common Stock immediately following the completion of the offering described in this Prospectus will be the initial offering price per share of $15.00 minus the sales load and other per share offering expenses. The Common Stock is not redeemable.

                         SPECIAL LEVERAGE CONSIDERATIONS



EFFECTS OF LEVERAGE

                  Within three months after the completion of the offering of shares of Common Stock described in this Prospectus, the Fund intends, subject to then favorable market conditions, to offer shares of auction rate preferred stock in one or more series representing approximately 37% of the Fund's capital immediately after the issuance of that stock. The issuance of shares of auction rate preferred stock is intended to occur as soon as practicable after the proceeds of this offering are invested. No assurance can be given that shares of auction rate preferred stock representing that percentage of the Fund's capital will in fact be issued and, if issued, will remain outstanding for any specific period of time. The issuance of auction rate preferred stock would result in the financial leveraging of the Common Stock. Although the terms of the auction rate preferred stock and the timing and other terms of its offering will be determined by the Fund's Board of Directors, the Fund anticipates that, while the Fund will pay dividends on the auction rate preferred stock outstanding that typically reflect shorter-term rates (which would generally be redetermined at relatively short intervals), the net return on the Fund's portfolio, including proceeds of the auction rate preferred stock offering, will for the applicable comparison period exceed the dividends paid on the auction rate preferred stock and any Additional Distributions paid thereon. So long as the Fund, during the applicable comparison period, is able to invest the proceeds of both the Common Stock and the preferred stock offerings in securities that provide, on average, a higher net return than the rate of return based on the then current dividends paid on the auction rate preferred stock outstanding and the then current Additional Distribution payments after taking into account the expenses of the preferred stock offering and the Fund's operating expenses, the effect of leverage will be to cause Common Stock shareholders to realize a higher current rate of return than if the Fund were not leveraged. The leverage would also have the effect of increasing the net asset value of the Common Stock to a greater extent than if the Fund were not leveraged in the event the net asset value per share of the Fund's investment portfolio increased.

                  Investors should note, however, that certain risks are associated with the leveraging of the Common Stock. Both the net asset value and the market value of shares of Common Stock may be subject to higher volatility, and fluctuations in the dividend rates on the auction rate preferred stock may affect the yield to Common Stock shareholders. If the current dividend rate on the Fund's auction rate preferred stock outstanding were to approach the net return on the Fund's investment portfolio after expenses, the benefit of leverage to the Common Stock shareholders would be reduced, and if the current dividend rate on the auction rate preferred stock outstanding were to exceed the net return on the Fund's portfolio, the Fund's leveraged capital structure would result in a lower rate of return to the Common Stock shareholders than if the Fund were not leveraged. Any increases in the Fund's assets, whether attributable to net capital appreciation, the reinvestment of dividends or the issuance of additional shares pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan, will result in a decrease in the percentage of the Fund's capitalization represented by shares of auction rate preferred stock outstanding, thereby reducing the effects of leverage. Since any decline in the net asset value of the Fund's investments would be borne entirely by Common Stock shareholders, the effect of leverage in a declining market would result in a greater decrease in net asset value to Common Stock shareholders than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of Common Stock. In an extreme case, if the Fund's current investment income were not sufficient to meet dividend requirements on the auction rate preferred stock outstanding, the Fund may be required to liquidate certain of its investments and use the proceeds to meet such requirements, thereby possibly reducing the net asset value attributable to the Common Stock. For that reason, no assurance can be given that the issuance of auction rate preferred stock will result in a higher return to Common Stock shareholders.

                  A flattening of the yield curve would reduce the current advantage of longer-term interest rates over the short-term interest rates and could affect the Fund adversely. In such a case, the cost to the Fund of the dividends paid on the auction rate preferred stock outstanding, which would generally reflect shorter-term interest rates, could rise relative to the Fund's dividend income. Under the typical adjustment formula, the dividend rates on adjustable rate preferred stocks would reflect only the change in longer-term Treasury Bond yields as the current yield curve flattened, which could impact negatively the prices of such adjustable rate preferred stocks as well. Should the yield curve become inverted, resulting in the discount yield on 3-month Treasury Bills exceeding the yields on 10- and-20-year Treasury securities, the dividend rates of adjustable rate preferred stocks would then generally be determined by the yields on such shorter-term Treasury Bills for as long as this inverted yield curve continued to exist. In the case of fixed rate preferred stocks, a flattening or inversion of the yield curve would not affect the Fund's dividend income but could negatively impact the value of such stocks.

                  Until the auction rate preferred stock is issued, the Common Stock will not be leveraged, and the special leverage considerations described above will not apply.

MANAGEMENT OF INVESTMENT PORTFOLIO AND CAPITAL STRUCTURE

                  In the event of an increase in short-term rates or other changed market conditions to a point at which the Fund's leverage could adversely affect Common Stock shareholders as noted above, or in anticipation of those changes, the Fund may attempt to reduce the degree to which it is leveraged by partially or fully redeeming or otherwise purchasing shares of auction rate preferred stock. If market conditions subsequently warranted "releveraging" of the Fund's capital structure, the Fund might sell previously unissued shares of preferred stock or shares of preferred stock that the Fund previously issued but later repurchased.

                  Under the 1940 Act, the Fund is not permitted to issue shares of preferred stock unless immediately after their issuance the net asset value of the Fund's portfolio is at least 200% of the liquidation value of the outstanding preferred stock (expected to equal the original purchase price per share plus any accumulated and unpaid dividends and applicable Additional Distributions). In addition, the Fund is not permitted to declare any cash dividend or other distribution on the Common Stock unless, at the time of the declaration, the net asset value of the Fund's portfolio (determined after deducting the amount of the dividend or distribution) is at least 200% of the liquidation value of the preferred stock outstanding. Under the Fund's proposed capital structure, assuming the sale of shares of auction rate preferred stock representing approximately ___% of the Fund's capital immediately following the issuance of those shares of stock, the net asset value of the Fund's portfolio is expected to be approximately ___% of the liquidation value of the Fund's auction rate preferred stock. If the Fund's assets declined to a point where the Fund no longer met the 200% asset coverage test (which would represent a __% decline in the value of the Fund's assets from the initial asset coverage of ___%), the Fund would be restricted from making distributions to Common Stock shareholders until the 200% asset coverage requirement was again met. To the extent possible, the Fund intends to purchase or partially or fully redeem auction rate preferred stock from time to time to maintain coverage of auction rate preferred stock of at least 200%. As a result, holders of shares of auction rate preferred stock may be required to liquidate their shares before they otherwise would have and at times that they may deem to be disadvantageous.

                             INVESTMENT RESTRICTIONS

                  The Fund has adopted certain fundamental investment restrictions that may not be changed without the prior approval of the holders of a majority of the Fund's outstanding voting securities, voting as a single class, and approval of the holders of a majority of the Fund's outstanding shares of auction rate preferred stock, voting as a separate class. A "majority of the Fund's outstanding voting securities" for this purpose means the lesser of (1) 67% or more of the shares of Common Stock and shares of auction rate preferred stock present at a meeting of shareholders, voting as a single class, if the holders of more than 50% of such shares are present or represented by proxy at the meeting, or (2) more than 50% of the outstanding shares of Common Stock and outstanding shares of auction rate preferred stock voting as a single class. A majority of the Fund's outstanding shares of auction rate preferred stock for this purpose is determined in a similar manner, by applying the percentages in the previous sentence to outstanding shares of auction rate preferred stock. For purposes of the restrictions listed below, all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the Fund's portfolio. Under its fundamental restrictions, the Fund may not:

                  (1) Purchase securities (other than Government Securities) of any issuer if as a result of the purchase more than 5% of the value of the Fund's total assets would be invested in the securities of that issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

                  (2) Purchase more than 10% of the voting securities of any one issuer except that (i) this limitation is not applicable to the Fund's investments in Government Securities and (ii) up to 25% of the value of the Fund's total assets may be invested without regard to this 10% limitation.

                  (3) Borrow money, except for temporary or emergency purposes, or in connection with repurchases of its shares or for clearance of transactions, and then only in amounts not exceeding 10% of its total assets (not including the amount borrowed) and as otherwise described in this Prospectus. When the Fund's borrowings exceed 5% of the value of its total assets, the Fund will not make any additional investments.

                  (4) Sell securities short or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options on securities, futures and options on futures, and may make short sales of securities "against the box."

                  (5) Underwrite any issue of securities, except to the extent that the sale of portfolio securities may be deemed to be an underwriting.

                  (6) Purchase, hold or deal in real estate or oil and gas interests, except that the Fund may invest in securities secured by real estate or interests in real estate.

                  (7) Invest in commodities, except that the Fund may enter into futures contracts, including interest rate and stock index futures, and may purchase options and write covered options on futures contracts and securities, as described in this Prospectus.

                  (8) Lend any funds or other assets, except through purchasing debt securities, lending portfolio securities and entering into repurchase agreements consistent with the Fund's investment objective.

                  (9)      Issue senior securities other than preferred stock.

                  (10) Invest more than 25% of its total assets in the securities of issuers in any single industry other than each of the utilities and banking industries, except that this limitation will not be applicable to the purchase of Government Securities.

                  (11) Make any investments for the purpose of exercising control or management of any company.

                  Except for the investment restrictions set forth above, the Fund's investment objective and the Fund's policy of concentrating in the utilities and banking industries, the other policies and percentage limitations referred to in this Prospectus are not fundamental policies of the Fund and, unless provided to the contrary in the Articles, may be changed by the Fund's Board of Directors without shareholder approval. The Fund's 80% investment policy is non-fundamental and may be changed by the Board of Directors without shareholder approval, to become effective on at least 60 days' written notice to shareholders prior to any such change.

                  The Fund intends to apply for a rating from Moody's for the auction rate preferred stock the Fund intends to issue. In order to obtain and maintain this rating the Fund will be required to comply with investment quality, diversification and other guidelines established by Moody's that will be more restrictive in many respects than the restrictions set forth above. See "Investment Objective and Policies -- Rating Agency Guidelines and Asset Coverage Requirements." The Fund does not anticipate that such guidelines would have a material adverse effect on the Common Stock shareholders or the Fund's ability to achieve its investment objective.

                             MANAGEMENT OF THE FUND


DIRECTORS AND OFFICERS

                  The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.

                                                                                         NUMBER OF FUNDS
                                                 TERM OF OFFICE        PRINCIPAL         IN FUND COMPLEX          OTHER
                                 POSITIONS(S)    AND LENGTH OF    OCCUPATION(S) DURING       OVERSEEN         DIRECTORSHIPS
   NAME, ADDRESS, AND AGE       HELD WITH FUND     TIME SERVED       PAST FIVE YEARS       BY DIRECTOR       HELD BY DIRECTOR
   ----------------------       --------------     -----------       ---------------        -----------      ----------------

NON-INTERESTED
DIRECTORS:
                                                 [TO COME]
INTERESTED DIRECTORS:

DONALD F. CRUMRINE(+)          Director and      Since inception   Chairman of the               3                 --
301 E. Colorado Boulevard      Chairman of the                     Board, since
Suite 720                      Board                               December 1996, and
Pasadena, CA  91101                                                previously held
Age:  54                                                           other officerships
                                                                   of Flaherty &
                                                                   Crumrine; Director
                                                                   of Flaherty &
                                                                   Crumrine.

NICHOLAS DALMASO(+)            Director, Vice    Since inception   Executive Vice President
210 N. Hale Street             President and                       and General Counsel of
Wheaton, IL 60187              Assistant                           Claymore Securities, Inc.
Age:  37                       Secretary                           since November 2001.
                                                                   Associate General Counsel
                                                                   of Nuveen Investments from
                                                                   July 1999 to November,
                                                                   2001. Prior to that,
                                                                   Associate General Counsel
                                                                   of Van Kampen Investments.

OFFICERS
ROBERT M. ETTINGER             President         Since inception   Since December               --                 --
301 E. Colorado Boulevard                                          1996, President of
Suite 720                                                          Flaherty & Crumrine.
Pasadena, CA  91101
Age:  43

PETER C. STIMES                Vice              Since inception   Since December               --                 --
301 E. Colorado Boulevard      President,                          1996, Vice
Suite 720                      Chief Financial                     President of
Pasadena, CA  91101            Officer, Chief                      Flaherty & Crumrine.
Age:  46                       Accounting
                               Officer,
                               Treasurer and
                               Assistant
                               Secretary

R. ERIC CHADWICK               Vice President,   Since Inception   Since January 1999,          --                 --
301 E. Colorado Boulevard      Secretary and                       portfolio manager
Suite 720                      Assistant                           of Flaherty &
Pasadena, CA  91101            Treasurer                           Crumrine and since
Age:  27                                                           2001, Vice
                                                                   President of
                                                                   Flaherty & Crumrine;
                                                                   from January 1997
                                                                   through November
                                                                   1998, portfolio
                                                                   manager of Koch
                                                                   Industries, Inc.

-----------------------

  (+) "Interested person" of the Fund as defined in the 1940 Act. Messrs. Crumrine and Dalmaso are each considered an "interested person" because of their affiliation with the Adviser and Servicing Agent, respectively.

                  Each Director who is not a director, officer or employee of the Adviser or the Servicing Agent or any of their affiliates receives a fee of $9,000 per annum plus $500 for each in-person meeting of the Board of Directors or any committee and $100 for each such meeting conducted by telephone conference call. In addition, all Directors are reimbursed for travel and out-of-pocket expenses associated with attending Board of Directors or committee meetings.

                  Commencing with the first annual meeting of shareholders, the Board of Directors will be divided into three classes having terms of one, two and three years, respectively. At the annual meeting of shareholders in each year thereafter, the term of one class will expire and Directors will be elected to serve in that class for terms of three years. Under the Fund's Articles of Incorporation and the 1940 Act, holders of shares of auction rate preferred stock (when issued), voting as a single class, will elect two Directors and holders of the Common Stock will elect the remaining Directors, subject to the provisions of the 1940 Act and the Fund's Articles, which permit the holders of shares of auction rate preferred stock to elect the minimum number of additional Directors that when combined with the two Directors elected by the holders of shares of auction rate preferred stock would give the holders of shares of auction rate preferred stock a majority of the Directors when dividends are in arrears for two full years. ____________ and ____________ are expected to represent the holders of shares of auction rate preferred stock, and the remaining Directors are subject to election by Common Stock shareholders. Directors elected by holders of Common Stock and shares of auction rate preferred stock will be apportioned among the classes of Directors. The Fund's Articles of Incorporation limit the liability of Directors and officers of the Fund to the Fund or its shareholders for damages, and require that the Fund indemnify its Directors and officers against liabilities and expenses incurred by reason of their services to the Fund, to the fullest extent permitted by Maryland law. These provisions do not apply to liabilities or expenses incurred as a result of any Director's or officer's willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. The Fund, at its expense, provides liability insurance for the benefit of its Directors and officers.

                  Overall responsibility for management and supervision of the Fund rests with the Fund's Board of Directors. The Directors approve all significant agreements between the Fund and the persons or companies that furnish services to the Fund, including agreements with its investment adviser, servicing agent, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Adviser.

                  The Audit Committee is comprised of all of the independent directors of the Fund (Messrs. ___, ___, ___ and ___). The role of the Fund's Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board of Directors of the Fund on July 19, 2002. As set forth in the Charter, management is responsible for the preparation, presentation and integrity of the Fund's financial statements, and for the procedures designed to ensure compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for planning and carrying out proper audits and reviews of the Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

                  The Fund's Nominating Committee is comprised of all of the independent directors of the Fund. The Nominating Committee is responsible for considering candidates for election to the Board of Directors in the event a position is vacated or created. The Nominating

Committee will consider recommendations by shareholders if a vacancy were to exist. Any such recommendations should be forwarded to the Secretary of the Fund.

COMPENSATION

          The following table sets forth certain information regarding the estimated compensation of the Fund's Directors for the fiscal year ended November 30, 2002. Directors and executive officers of the Fund do not receive pension or retirement benefits from the Fund.

                               COMPENSATION TABLE

                                                                                       TOTAL COMPENSATION FROM FUND
             NAME OF PERSON                      AGGREGATE COMPENSATION FROM          AND FUND COMPLEX PAID TO FUND
              AND POSITION                                 THE FUND                             DIRECTORS*

Donald F. Crumrine                               $       0                                 $        0
Director and Chairman of the Board
Nicholas Dalmaso                                 $       0                                 $        0
Director, Vice President and Secretary
[________]                                       $                                         $
Director
[________]                                       $                                         $
Director
[________]                                       $                                         $
Director

------------------
* Represents the total estimated compensation to be paid to such persons for the fiscal year ended November 30, 2002 by those funds which are considered part of the same "fund complex" because they have a common investment adviser.

INVESTMENT ADVISER

                  Flaherty & Crumrine Incorporated serves as the Fund's investment adviser pursuant to an advisory agreement between the Fund and the Adviser (the "Advisory Agreement"). The Adviser, which was organized in 1983 and has offices at 301 E. Colorado Boulevard, Pasadena, California 91101, specializes in the management of portfolios of preferred securities, including related hedging activities, for institutional investors and had aggregate assets under management, as of April 30, 2002 (which do not include the net assets of the Fund) of approximately $806 million. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and also serves as an investment adviser to Preferred Income Fund Incorporated and Preferred Income Opportunity Fund Incorporated, closed-end investment companies investing primarily in preferred securities, which as of April 30, 2002 had approximately $394 million in aggregate total net assets. In managing the day-to-day operations of the Fund, the Adviser relies on the expertise of its team of money management professionals, consisting of Messrs. Crumrine, Ettinger, Stimes and Chadwick, whose backgrounds are described above. Mr. Robert T. Flaherty, a founder of the Adviser, may be deemed to control the Adviser by virtue of his ownership of 40% of the Adviser.

                  Subject to the supervision and direction of the Fund's Board of Directors, the Adviser manages the Fund's portfolio in accordance with the Fund's investment objective and policies, places orders to purchase and sell securities and employs professional portfolio managers and securities analysts who provide research services to the Fund. For its services, the Adviser is paid a fee computed and paid monthly at the annual rate of .____ of 1.00% on the Fund's average monthly net assets. (FOR PURPOSES OF CALCULATING SUCH FEE, THE FUND'S AVERAGE MONTHLY NET ASSETS WILL BE DEEMED TO BE THE AVERAGE MONTHLY VALUE OF THE FUND'S TOTAL ASSETS MINUS THE SUM OF THE FUND'S LIABILITIES (WHICH LIABILITIES EXCLUDE THE AGGREGATE LIQUIDATION PREFERENCE OF THE FUND'S OUTSTANDING AUCTION RATE PREFERRED STOCK) AND ACCUMULATED DIVIDENDS, IF ANY, ON THE FUND'S AUCTION RATE PREFERRED STOCK.)

                  The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except liability resulting from willful misfeasance, bad faith or gross negligence on the Adviser's part in the performance of its duties or from reckless disregard of its obligations and duties under the Advisory Agreement ("disabling conduct"). The Advisory Agreement also provides that the Fund will indemnify the Adviser for any loss, claim, damage, liability or expense not resulting from disabling conduct on the part of the Adviser.

CODE OF ETHICS

                  The Fund, the Adviser [and the principal underwriter] have each adopted a written Code of Ethics (the "Code of Ethics"), which permits personnel covered by the Code of Ethics ("Covered Persons") to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Fund; and (4) certain Covered Persons may not invest in initial public offerings without prior approval.

                  The Board reviews the administration of the Code of Ethics at least annually and may impose sanctions for violations of the Code of Ethics.

SERVICING AGENT

                  Claymore Securities, Inc. (the "Servicing Agent") serves as the Fund's Servicing Agent. In this capacity, it acts as shareholder servicing agent to the Fund and provides oversight of the Administrator. As compensation for its services, the Fund pays the Servicing Agent a fee computed and paid monthly at the annual rate of 0.__ of 1.00% of the value of the Fund's average monthly net assets, computed in the same manner as described above for the Adviser's fee. Claymore Securities, Inc. specializes in the creation and sponsorship of financial products as well as in investment banking and advisory services. With roots tracing back to 1935, Claymore seeks to continually develop and distribute innovative financial solutions for financial advisors and their clients such as defined portfolios, mutual funds, closed-end exchange traded funds, separately managed accounts and other alternative investments. The Servicing Agent is registered with the SEC as broker-dealer.

ADMINISTRATOR AND TRANSFER AGENT

                  __________________ (the "Administrator") serves as the Fund's administrator. In its capacity as such, the Administrator calculates the net asset value of the Common Stock and generally assists in all aspects of the administration and operation of the Fund. As compensation for the Administrator's services, the Fund pays the Administrator a fee computed and paid monthly at the annual rate of 0.__ of 1.00% of the value of the Fund's average monthly net assets (which, for purposes of calculating such fee, will be deemed to be the average monthly value of the Fund's total assets minus the sum of the Fund's liabilities (which liabilities exclude the aggregate liquidation preference of the Fund's outstanding auction rate preferred stock) and accumulated dividends, if any, on the auction rate preferred stock). The Administrator also serves as the Fund's Common Stock servicing agent (transfer agent), dividend-paying agent and registrar. As compensation for the Administrator's services as such, the Fund pays the Administrator a fee computed and paid monthly at an annual rate of .__ of 1.00% of the Fund's average monthly net assets, computed as described above, plus certain out-of-pocket expenses.

DURATION AND TERMINATION; NON-EXCLUSIVE SERVICES

                  The Advisory Agreement is effective on the date the Fund's registration statement is declared effective by the SEC and will, unless earlier terminated as described below, remain in effect for two years and from year to year thereafter if approved annually (1) by the Board of Directors of the Fund or by the holders of a majority of the Fund's outstanding voting securities and
(2) by a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Agreement terminates on its assignment by any party and may be terminated without penalty on 60 days' written notice at the option of any party or by vote of the shareholders of the Fund. Each of the Administration Agreement and the Servicing Agreement is effective on the date the Fund's registration statement is declared effective and will terminate unless approved annually by the Board of Directors of the Fund. Each of the Administration Agreement and the Servicing Agreement is terminable upon [60] days' notice by either party to the agreement.

                  The services of the Adviser, the Administrator and the Servicing Agent are not deemed to be exclusive, and nothing in the relevant service agreements prevents either of them or their affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities.

ESTIMATED EXPENSES

                  The Adviser, the Administrator and the Servicing Agent are each obligated to pay expenses associated with providing the services contemplated by the agreements to which they are parties, including compensation of and office space for their respective officers and employees connected with investment and economic research, trading and investment management and administration of the Fund. The Adviser and the Servicing Agent are each obligated to pay the fees of any Director of the Fund who is affiliated with it, except that the Fund will bear travel expenses or an appropriate portion thereof of directors, officers or employees of the Adviser and the Servicing Agent to the extent such expenses relate to attendance at meetings of the Fund's Board of Directors or any committee thereof. The Fund pays all other expenses incurred in the operation of the Fund including, among other things, advisory, servicing and administration fees, expenses for legal and independent accountants' services, costs of printing proxies, stock certificates and shareholder reports, charges of the custodian and transfer and dividend-paying agent and registrar, expenses in connection with the Dividend Reinvestment and Cash Purchase Plan, Commission fees, fees and expenses of unaffiliated Directors, membership fees in trade associations, fidelity bond coverage for the Fund's officers and employees, Directors' and officers' errors and omissions and liability insurance coverage, interest, brokerage costs and stock exchange fees, taxes, stock exchange listing fees and expenses, expenses of qualifying the Fund's shares for sale in various states, expenses in connection with auctions of auction rate preferred stock outstanding, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund. The fees and expenses incident to the offering and issuance of Common Stock and the auction rate preferred stock issued by the Fund will be recorded as a reduction of capital of the Fund attributable to the Common Stock.

                  On the basis of the anticipated size of the Fund immediately following the offering, assuming no exercise of the over-allotment option, the Adviser estimates that the Fund's annual operating expenses, exclusive of amortization of organization expenses, will be approximately $__________, without taking expenses incident to the initial offering of the Fund's auction rate preferred stock into account. No assurance can be given, in light of the Fund's investment objective and policies, however, that actual annual operating expenses will not be substantially more or less than this estimate and, in fact, the Fund's annual expenses in the year in which the Fund offers its auction rate preferred stock can be expected to be substantially higher than the estimate.

                  Costs incurred by the Fund in connection with its organization, estimated at $__________, will be charged to capital. Offering expenses relating to the Fund's Common Stock, estimated at $__________, will be payable upon completion of the Common Stock offering and will be charged to capital upon the commencement of investment operations of the Fund. Offering expenses with regard to the Fund's auction rate preferred stock will be payable upon the completion of the offering of the auction rate preferred stock and will be charged to capital at such time.

                             PORTFOLIO TRANSACTIONS


GENERAL

                  The Fund's portfolio securities ordinarily are purchased from and sold to parties acting as either principal or agent. In general, preferred stocks are traded on a net basis with dealers acting as principal for their own account. While there is no stated commission on such transactions, the price usually includes compensation for the risk and costs incurred by the dealer. When a party acts as agent, a stated commission cost will be incurred. The Adviser will consider the commission cost in determining the effective price of the security. Orders are placed directly with a principal market maker unless a better price can be obtained by using a broker. Newly issued securities are purchased directly from the issuer or the underwriter. The prices paid to underwriters of newly issued securities usually include a concession paid by the issuer to the underwriter.

                  Transactions on behalf of the Fund are allocated by the Adviser in its best judgment to various dealers, which may include [ ] and other members of the syndicate that participate in the underwriting of the Common Stock. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Adviser to supplement its own research and analysis with the views and information of other securities firms. Research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular issues and industries.

                  Brokerage and research services furnished by brokers and dealers through which the Fund effects securities transactions may be used by the Adviser in advising other accounts and, conversely, brokerage and research services furnished to the Adviser by brokers and dealers in connection with other accounts advised by the Adviser may be used by the Adviser in advising the Fund. Although it is not possible to place a dollar value on these services, it is the Adviser's view that the receipt and study of such services should not reduce the overall costs of its research services.

                  Investment decisions for the Fund are made independently from those of other accounts advised by the Adviser. If such other accounts are prepared to invest in, or desire to dispose of, securities at the same time as the Fund, however, available investments or opportunities for sales will be allocated equitably to each entity. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

                  The Fund's Board of Directors periodically reviews the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund.

PORTFOLIO TURNOVER

                  The Fund cannot accurately predict its securities portfolio turnover rate, but anticipates that its annual turnover rate will not exceed _____%. Portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities by the monthly average value of securities in the portfolio during the year, excluding any portfolio security (including hedging instruments), the maturity of which at the time of acquisition is one year or less. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions. The Fund will not consider turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies.

                           DIVIDENDS AND DISTRIBUTIONS

                  The Fund's policy, which may be changed by the Fund's Board of Directors, will be to distribute throughout the year, primarily in the form of regular monthly dividends, substantially all (on an annual basis) of its net investment income (that is, income other than net realized long-term and short-term capital gains) and its net realized short-term capital gains, if any, to the holders of the Common Stock. Dividends to Common Stock shareholders are expected to be declared approximately 45 days, and paid approximately 60-90 days, after the completion of the offering of shares of Common Stock. Expenses of the Fund are accrued each day. The Fund will determine whether to distribute annually its net realized long-term capital gains, if any, to Common Stock shareholders and holders of shares of auction rate preferred stock outstanding. For a discussion of the consequences of this determination to shareholders, see "Taxation -- Taxation of the Fund and its Investments."

                  After the issuance of auction rate preferred stock, the dividends and capital gain distributions to Common Stock shareholders will consist of the Fund's net investment income and net realized short-term capital gains, if any, and, to the extent distributed by the Fund, net realized long-term capital gains, remaining after the payment of accumulated dividends on the auction rate preferred stock outstanding and any Additional Distributions then due. While any shares of auction rate preferred stock are outstanding, the Fund may not declare or pay any cash dividend or other distribution on the Common Stock unless at the time of the declaration (1) all accumulated dividends on the auction rate preferred stock outstanding and any Additional Distributions then due have been paid and (2) the Fund's net asset value (determined after deducting the amount of that dividend or other distribution on the Common Stock) is at least 200% of the liquidation value of the outstanding auction rate preferred stock (expected to equal the original purchase price per share plus any accumulated and unpaid dividends and any Additional Distributions thereon). This limitation on the Fund's ability to make distributions on the Common Stock could, under certain circumstances, impair the Fund's ability to maintain its qualification for Federal income tax purposes as a regulated investment company or to avoid the imposition of a 4% excise tax on certain undistributed income. See "Taxation."

                  If for any full taxable year, the Fund's total payments to its shareholders attributable to the taxable year exceed net investment income and net realized capital gains due to its intent to make regular monthly dividend payments, the excess payments generally will be treated as a tax-free return of capital (up to the amount of the shareholder's tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis in his or her shares. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany any distribution paid from sources other than net investment income. In the event that the Fund pays to its shareholders amounts in excess of its net investment income and net realized capital gains, such payments may have the effect of decreasing the Fund's total assets, which may increase the Fund's expense ratio. The Fund's Board of Directors intends to monitor the amount of dividends paid in order to seek to avoid such excess payments.

                                 NET ASSET VALUE

                  The net asset value of the Fund's Common Stock is determined as of the close of trading on the NYSE, currently 4:00 p.m., New York time, on the last day on which the NYSE is open for trading of each week and month and at such other times as the Board shall determine. It is determined by dividing the value of the Fund's net assets attributable to common shares by the number of shares of Common Stock outstanding. The value of the Fund's net assets attributable to common shares is deemed to equal the value of the Fund's total assets less (i) the Fund's liabilities, (ii) the aggregate liquidation value of the outstanding shares of auction rate preferred stock and (iii) accumulated and unpaid dividends on the outstanding shares of auction rate preferred stock.

                  Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange on the day of valuation, except as described hereafter. In the absence of sales of listed securities and with respect to (a) securities for which the most recent sale prices are not deemed to represent fair market value and (b) unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices when quoted prices for investments are readily available. Investments in over-the-counter derivative instruments, such as interest rate swaps and options thereon ("swaptions") are valued at the prices obtained from the broker/dealer or bank that is the counterparty to such instrument, subject to comparison of such valuation with a valuation obtained from a broker/dealer or bank that is not a counterparty to the particular derivative instrument. Investments for which market quotations are not readily available or for which management determines that the prices are not reflective of current market conditions are valued at fair value as determined in good faith by or under the direction of the Board of Directors, including reference to valuations of other securities which are comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less, are valued at amortized cost. Investments in money market funds are valued at their net asset value.

                          DESCRIPTION OF CAPITAL STOCK


COMMON STOCK

                  The Fund is authorized to issue up to 250,000,000 shares of capital stock, of which 240,000,000 are classified as Common Stock, par value $.01 per share. All shares of Common Stock have equal non-cumulative voting rights and equal rights with respect to dividends and distribution of assets upon liquidation. Shares of Common Stock are fully paid and non-assessable when issued and have no preemptive, conversion or exchange rights. So long as any auction rate preferred stock is outstanding, the Fund is not permitted to declare dividends or make any distributions with respect to or purchase its Common Stock unless, at the time of such declaration, distribution or purchase, as applicable (and after giving effect thereto), all accumulated dividends and any Additional Distributions then due on shares of auction rate preferred stock outstanding have been paid, and unless asset coverage (as defined in the 1940
Act) with respect to the auction rate preferred stock would be at least 200% after giving effect to the dividend, distribution or purchase. See "Description of Capital Stock -- Preferred Stock" below.

PREFERRED STOCK

                  The Fund's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of preferred stock having a par value of $.01 per share in one or more series, with rights as determined by the Board of Directors, without the approval of the Common Stock shareholders. Common Stock shareholders have no preemptive right to purchase any shares of preferred stock that might be issued by the Fund.

                  The Fund's Board of Directors has indicated its intention to authorize an offering of auction rate preferred stock (representing approximately 37% of the Fund's capital immediately after the time the auction rate referred stock is issued) within six months after completion of the offering of Common Stock described in this Prospectus, subject to then-favorable market conditions and to the Board's continued belief that leveraging the Fund's capital structure through the issuance of auction rate preferred stock is likely to achieve the benefits to the Common Stock shareholders described in this Prospectus. Although the terms of the auction rate preferred stock, including its dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board of Directors (subject to applicable law and the Fund's Articles of Incorporation) if and when it authorizes a preferred stock offering, the dividend rights, liquidation preference, voting rights and redemption provisions of the auction rate preferred stock will likely be as stated below.

                  Dividends. It is anticipated that the auction rate preferred stock will pay dividends that will be adjusted over relatively short periods of time (normally 49 days) as determined through periodic auctions and that the dividend rate will typically reflect prevailing short-term interest rates. However, the terms of the shares of auction rate preferred stock may provide for dividends to be adjusted over longer periods. Dividends paid on the auction rate preferred stock are expected to qualify generally for the DRD to the extent they are derived from DRD-qualifying income, although dividends paid from the Fund's non-dividend income and distributions attributable to short-term and long-term capital gains will not so qualify. The IRS requires the Fund to allocate particular types of income received by it, including income that qualifies for the DRD and that which does not, proportionately between the Common Stock and the auction rate preferred stock outstanding. When the Fund is required to allocate income not eligible for the DRD to dividends paid to holders of shares of auction rate preferred stock outstanding and the Fund fails to notify the auction agent for the auction rate preferred stock of such allocation of income prior to the commencement of the dividend period relating to such dividend, it is anticipated that the terms of the auction rate preferred stock will require the Fund to make an Additional Distribution. See "Taxation -- Taxation of the Fund's Shareholders -- Additional Distributions."

                  Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of shares of auction rate preferred stock outstanding will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends plus any Additional Distributions thereon) before any distribution of assets is made to holders of Common Stock. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of shares of auction rate preferred stock outstanding will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation, merger or statutory share exchange of the Fund with or into any other corporation or corporations or a sale of all or substantially all of the assets of the Fund will not be deemed to be a liquidation, dissolution or winding up of the Fund for the purpose of determining liquidation rights.

                  Voting Rights. Except as otherwise indicated in this Prospectus and except as otherwise required by applicable law, holders of shares of auction rate preferred stock outstanding will have equal voting rights with holders of shares of Common Stock (one vote per share) and will vote together with the Common Stock shareholders as a single class. Holders of shares of auction rate preferred stock outstanding, voting as a separate class, will be entitled to elect two of the Fund's directors, and the remaining directors will be elected by the Common Stock shareholders except that if at any time dividends on the auction rate preferred stock outstanding are unpaid in an amount equal to two full years' dividends, the holders of shares of auction rate preferred stock outstanding, voting as a separate class, will be entitled to elect a majority of the Fund's directors until all dividends in arrears have been paid or declared and set apart for payment.

                  A majority of the votes entitled to be cast by the holders of shares of auction rate preferred stock outstanding, voting as a separate class, will be required to amend the Fund's Articles of Incorporation so as to affect adversely any contract right of the auction rate preferred stock set forth in the Fund's Articles of Incorporation in any material respect or issue any shares of preferred stock ranking prior to or on a parity with the auction rate preferred stock as to dividends or upon liquidation (other than previously authorized shares, including shares purchased or redeemed by the Fund). Unless a higher percentage is provided for under "Certain Provisions of the Articles of Incorporation," the affirmative vote of a majority of the votes entitled to be cast by holders of auction rate preferred stock outstanding, voting as a separate class, will be required to approve any plan of reorganization adversely affecting the shares or any action requiring a vote of security holders under
Section 13 (a) of the 1940 Act including, among other things, changes in the Fund's investment objective or changes in certain restrictions described above under "Investment Objective and Policies" and "Investment Restrictions." The class vote of holders of shares of auction rate preferred stock outstanding described above will in each case be in addition to a separate vote of the requisite percentage of the votes entitled to be cast by holders of shares of Common Stock and outstanding auction rate preferred stock, voting as a single class, necessary to authorize the action in question. The voting provisions with respect to the auction rate preferred stock described in this Prospectus will not apply if at, or prior to, the time at which the act with respect to which the vote would otherwise be required is effected, all outstanding auction rate preferred stock has been redeemed or called for redemption and sufficient funds shall have been deposited in trust to effect such redemptions.

                  Redemption, Purchase and Sale of Auction Rate Preferred Stock by the Fund. It is anticipated that the terms of the auction rate preferred stock will provide that the shares are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated and unpaid dividends and any Additional Distributions thereon, that the Fund may tender for or purchase shares of auction rate preferred stock and that the Fund may subsequently resell any shares so tendered for or purchased or any shares redeemed. Any redemption or purchase of shares of auction rate preferred stock by the Fund will reduce the leverage applicable to shares of Common Stock, whereas any issuance and sale or resale of such shares by the Fund will increase the leverage. See "Special Leverage Considerations."

                  The discussion above describes the Board of Directors' current intention with respect to an offering of auction rate preferred stock. If the Board of Directors determines to proceed with the offering, the terms of the auction rate preferred stock may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Articles of Incorporation. The Board of Directors, without the approval of the Common Stock shareholders, may authorize an offering of preferred stock or may determine not to authorize such an offering.

PRINCIPAL SHAREHOLDER

                  As of the date of this Prospectus, the Adviser was the record and beneficial owner of all of the outstanding shares of Common Stock and thus was deemed in "control" of the Fund as "control" is defined in the 1940 Act. These shares were issued in respect of the Adviser's contribution of the Fund's initial capital. The Adviser has undertaken that these shares were purchased for investment purposes only and that they will be sold only pursuant to a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or an applicable exemption from the registration requirements of the Securities Act.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

                  Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder whose shares of Common Stock are registered in his or her own name may elect to have all distributions reinvested automatically by the Administrator as agent under the Plan rather than receive distributions in cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") may be reinvested by the broker or nominee in additional shares under the Plan, but only if the service is provided by the broker or nominee, if the shareholder elects to receive distributions in additional shares, rather than in cash. A shareholder who holds shares of Common Stock registered in the name of a broker or other nominee may not be able to transfer the shares to another broker or nominee and continue to participate in the Plan. Investors who own shares of Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

                  The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund's Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then-current market value. Otherwise, the Administrator will buy shares of the Common Stock in the open market, on the NYSE or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund's next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares of Common Stock that will then be credited to the participants' accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If the Administrator commences purchases in the open market and the then-current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, the Administrator will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then-current market value.

                  Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to the Administrator's open market purchases in connection with the reinvestment of dividends or capital gains distributions.

                  The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

                  In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then-current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred.

                  A shareholder whose Common Stock is registered in his or her own name and who has elected to participate in the Plan may terminate participation in the Plan at any time by notifying the Administrator in writing, by completing the form on the back of the Plan account statement and forwarding it to the Administrator or by calling the Administrator directly. A termination will be effective immediately if notice is received by the Administrator not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, the Administrator will either (a) issue certificates for the whole shares credited to shareholder's Plan account and a check representing any fractional shares or
(b) sell the shares in the market. Shareholders who hold common stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

                  The Plan is described in more detail in the Fund's Plan brochure. Information concerning the Plan may be obtained from the Administrator at 1-800-331-1710.

                               PRIOR PERFORMANCE

                  The following table provides information concerning the historical total return performance of Preferred Income Fund Incorporated and Preferred Income Opportunity Fund Incorporated (the "Preferred Funds"), each of which is another registered closed-end investment company managed by the Adviser. Each Preferred Fund has investment objectives, policies and risks substantially similar to those of the Fund and is managed by the same portfolio management team. While the investment objectives and policies of each Preferred Fund and the Fund are similar, they are not identical and the performance of the Preferred Funds and the Fund will vary. The data is provided to illustrate the past performance of the Adviser in managing substantially similar investment portfolios and does not represent the past performance of either Preferred Fund or the future performance of the Fund. Consequently, potential investors should not consider this performance data as an indication of the future performance of the Fund.

                  The performance data shown below reflects the operating expenses of each Preferred Fund, which are lower than the expenses of the Fund. Performance would have been lower for each Preferred Fund if the Fund's expenses were used.

                  Each Preferred Fund's performance data shown below is calculated in accordance with standards prescribed by the Commission for the calculation of average annual total return information. The investment results of the Preferred Funds presented below are unaudited and are not intended to predict or suggest results that might be experienced by the Fund. Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in interest rates and company-specific fundamentals of portfolio securities. The performance data for the benchmark index identified below does not reflect the fees or expenses of the Preferred Funds or the Fund.

            Average Annual Total Return for Preferred Funds and for
                Benchmark Index for Periods ended June 30, 2002.

Fund/Benchmark     1 Year   5 Years  10 Years   Since Inception   Inception Date
--------------     ------   -------  --------   ---------------   --------------

Income Fund

Opportunity Fund

[Benchmark] (1)

[Peer Group Comparison] (2)



------------------

1.      [Describe benchmark]

2.      [Describe peer group comparison]


                                    TAXATION

                  The discussion set forth below of the tax considerations generally affecting the Fund and its shareholders is intended to be only a summary and is not intended as a substitute for careful tax planning by prospective shareholders. Prospective shareholders should therefore consult their own tax advisors prior to purchasing shares of Common Stock.

TAXATION OF THE FUND AND ITS INVESTMENTS

                  The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Code. To so qualify, the Fund must, among other things: (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to the Fund's business of investing in such stock, securities or foreign currencies and (2) diversify its holdings so that, at the end of each quarter of the Fund's taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, Government Securities, securities of other regulated investment companies and other securities, with such other securities limited, with respect to any one issuer, to an amount no greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than Government Securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and which are determined to be in the same or similar trades or businesses or related trades or businesses. In meeting these requirements, the Fund may be restricted in the utilization of certain of the investment techniques described under "Investment Objective and Policies -- Investment Techniques."

                  As a regulated investment company, the Fund will not be subject to Federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of its investment company taxable income (i.e., at least 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers) plus or minus certain other adjustments as specified in Section 852 of the Code but without regard to the dividends paid deduction specified therein) for the taxable year is so distributed, but will be subject to tax at regular corporate rates on any income or gains that it does not distribute. Further, the Fund will be subject to a Federal corporate income tax with respect to such distributed amounts in any year that it fails to qualify as a regulated investment company or fails to meet this distribution requirement. Any dividend declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each such shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund to such shareholders during January of the following calendar year.

                  The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Fund also currently intends to distribute any of its net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, the Board of Directors of the Fund may in the future determine to instead retain any such excess for investment. If the Fund retains for investment an amount equal to its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a Federal corporate income tax (currently at a rate of 35%) on the amount retained. In that event, the Fund expects to designate such retained amounts as undistributed capital gains in a written notice to its shareholders each of whom (a) will be required to include in income for Federal income tax purposes, as long-term capital gains, its proportionate share of the undistributed amount,
(b) will be entitled to credit its proportionate share of the 35% tax paid by the Fund on the undistributed amount against its own Federal income tax liabilities, if any, and to claim refunds to the extent its credits exceed its liabilities, and (c) will be entitled to increase its tax basis, for Federal income tax purposes, in its shares by an amount equal to 65% of the amount of undistributed capital gains included in its income.

                  The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of the sum of its net investment income for that year, the net amount of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year and certain undistributed amounts from previous years. For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end.

                  If, at any time when shares of auction rate preferred stock are outstanding, the Fund does not meet the 1940 Act Asset Coverage Requirement or the Eligible Asset Coverage Amount Requirement, the Fund will be required to suspend dividends and distributions to holders of Common Stock until such coverage is restored. See "Description of Capital Stock." A suspension of dividends and distributions might prevent the Fund from (1) satisfying the 90% distribution requirement described above, thereby causing the Fund to fail to qualify to be taxed as a regulated investment company or (2) making sufficient distributions to avoid the 4% excise tax described above. Upon any failure to meet the Eligible Asset Coverage Amount Requirement or the 1940 Act Asset Coverage Requirement, the Fund will be required to redeem shares of auction rate preferred stock in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify to be taxed as a regulated investment company. There can be no assurance, however, that any such redemption would achieve such objectives.

                  If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the 90% distribution requirement as discussed above, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would constitute dividends (eligible for the DRD), even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

                  If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

                  Futures Contracts and Options. The Fund's transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the 98% distribution requirement for avoiding excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund to be taxed as a regulated investment company.

TAXATION OF THE FUND'S SHAREHOLDERS


                  General. The Fund currently intends to distribute substantially all of its net investment income and substantially all of its net realized long-term and short-term capital gains for each of its taxable years. Generally, dividends paid by the Fund derived from its net investment income (other than income designated as qualifying for the DRD) are taxable to shareholders as ordinary income. In addition, any distributions designated as being made from the Fund's net realized long-term capital gains are taxable to shareholders as long-term capital gains, regardless of the holding period of such shareholders of the Fund's shares.

                  Distributions Eligible for the Dividends Received Deduction. The Fund is allowed to designate, for the benefit of shareholders, that portion of its distributions which is eligible for the DRD. The amount so designated for any taxable year may not exceed the aggregate dividends received by the Fund which qualify for the DRD. As discussed in greater detail below, if the Fund's income, during any taxable year, does not qualify in its entirety for the DRD, a pro rata portion of such non-qualifying income must be allocated to the shares of Common Stock and shares of auction rate preferred stock. No assurance can be given that the Fund will not generate capital gains and other income that does not qualify for the DRD. In such a circumstance, if the requisite notice described below is not given to the holders of auction rate preferred stock with respect to dividends received from the Fund that do not fully qualify for the DRD, Additional Distributions would become payable on the shares of auction rate preferred stock to compensate such holders for the resulting reduction in their net after-tax return.

                  Pursuant to guidance issued by the IRS, the holders of the Common Stock and the auction rate preferred stock will not receive more than each class' proportionate share of the Fund's net investment income qualifying for the DRD ("DRD dividend income"), net investment income not qualifying for the DRD ("non-DRD investment income"), net realized short-term capital gains and net realized long-term capital gains. Thus, for example, if 50% of the Fund's income consisted of DRD dividend income, 45% consisted of non-DRD investment income and 5% consisted of net realized long-term capital gains, then, assuming compliance with certain notice requirements (as discussed below), 50% of the amount of dividends paid by the Fund to the holders of shares of Common Stock and the holders of the shares of auction rate preferred stock would be treated as DRD dividends (as described below), 45% would be treated as dividends that are not DRD dividends and the remaining 5% would be treated as a capital gain dividend (as described below). If any income other than DRD dividend income is anticipated to be allocated to holders of shares of auction rate preferred stock pursuant to the allocation rules described above, the Fund may, but shall not be required to, give advance notice to the auction agent of the amount of income not eligible for the DRD expected to be allocated to holders of auction rate preferred stock. If the Fund does not give the auction agent such advance notice or the amount of income not eligible for the DRD exceeds the amount indicated by the notice, the terms of the shares of auction rate preferred stock will require the Fund to make Additional Distributions to compensate such holders for the additional tax liability resulting from such allocation. See "Additional Distributions" below.

                  The Fund will follow appropriate guidance provided by the IRS or the courts as to the manner in which designations of dividends qualifying for the DRD are to be made. The Fund believes that, under current law, the manner in which it intends to allocate items of income which qualify for the DRD, net realized long-term and short-term capital gains and other taxable income, if any, between shares of Common Stock and shares of auction rate preferred stock will be respected for Federal income tax purposes. However, the tax treatment of Additional Distributions may affect the Fund's calculation of each class' allocable share of DRD dividend income, net realized long-term and short-term capital gains and other taxable income. See "Additional Distributions" below. In addition, there can be no absolute assurance that the Fund's method for allocating income which qualifies for the DRD, net realized long-term and short-term capital gains and other taxable income between shares of Common Stock and shares of auction rate preferred stock will be respected for Federal income tax purposes, and it is possible that the IRS could disagree with the Fund's method of allocation and attempt to reallocate the Fund's net realized capital gains or other taxable income. In the event of a reallocation, some of the dividends identified by the Fund as income which qualifies for the DRD may be recharacterized as additional capital gain or other taxable income. In the event of such recharacterization, the Fund would not be required to pay Additional Distributions or any other payments to holders of shares of auction rate preferred stock to offset the tax effect of such reallocation.

                  Limitations on the Dividends Received Deduction. A holder of shares of Common Stock that (1) is taxed as a corporation for Federal income tax purposes, (2) meets the applicable holding period and taxable income requirements of Section 246 of the Code, (3) is not subject to the "debt-financed portfolio stock" rules of Section 246A of the Code with respect to such holder's investment in shares of Common Stock, and (4) otherwise is entitled to the DRD under Section 243 of the Code, will be entitled to claim a deduction in an amount equal to 70% of the dividends received on shares of Common Stock which are designated by the Fund as qualifying for the DRD. Holders of shares of Common Stock which are Subchapter S corporations are not eligible for the DRD.

                  Under Section 246(c) of the Code, a holder of shares of Common Stock must own such shares for at least 46 days during the 90-day period that begins on the date which is 45 days prior to the shares' ex-dividend date in order to be eligible for the DRD. The date of disposition but not the date of acquisition is counted toward the holding period of the shares. The 46-day holding period (as well as the two-year holding period which applies in the case of "extraordinary dividends" as described below) are suspended during any period in which the holder has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, or has granted an option to buy, substantially identical stock or securities or holds one or more other positions in substantially similar or related property that diminish the risk of loss from holding such stock. Section 246(c) of the Code also disallows the DRD for a dividend if a holder of shares of Common Stock is obligated (whether pursuant to short sales or otherwise) to make related payments with respect to positions in substantially similar or related property.

                  Section 246A of the Code reduces the availability of the DRD under certain circumstances in respect of "debt-financed portfolio stock." Shares of Common Stock will generally constitute "portfolio stock" within the meaning of Section 246A of the Code. In general, portfolio stock will be considered debt-financed if any indebtedness is directly attributable to investment in such stock. For these purposes, amounts received from a short sale of portfolio stock are treated as indebtedness for the period beginning on the day such amounts are received and ending on the day the short sale is closed. Although the circumstances under which indebtedness will be viewed as "directly attributable" to investment in portfolio stock are not clear and although regulations have not yet been promulgated under Section 246A of the Code, it is likely that borrowings the amount and timing of which approximate the purchase price and purchase date of shares of Common Stock generally will cause such shares to be considered "debt-financed."

                  Section 1059 of the Code requires a corporate holder to reduce its basis in stock (but not below zero) if any "extraordinary dividend" is received with respect to such stock and the holder has not held such stock for more than two years before the dividend announcement date. Generally, the amount of such basis reduction is equal to the portion of such dividend which is not subject to tax pursuant to the DRD provisions. In general, in the case of preferred stock, an extraordinary dividend is a dividend that (1) equals or exceeds 5% of the holder's basis in the stock, treating all dividends having ex-dividend dates within an 85-day period as one dividend, or (2) exceeds 20% of the holder's basis in the stock, treating all dividends that have ex-dividend dates within a 365-day period as one dividend. The length of time that a taxpayer is deemed to have held stock for purposes of Section 1059 of the Code is determined under principles similar to those regarding the minimum holding period requirements of Section 246(c) of the Code as described above. A holder disposing of shares of Common Stock following an adjustment under Section 1059 of the Code would recognize additional gain or a smaller loss. Also, a holder would recognize additional gain in an amount equal to the untaxed portion of any extraordinary dividends that would have reduced basis but for the limitation on the reduction of basis below zero. A holder may at its election determine the status of distributions as extraordinary dividends by reference to the fair market value of the stock as of the date before the ex-dividend date, rather than by reference to the adjusted basis for the stock, provided the taxpayer establishes such fair market value to the satisfaction of the IRS. In addition, certain stock redemptions described in Section 1059(e)(1) of the Code, including any redemption of stock that is treated as a dividend under Section 301 of the Code and which is not pro rata as to all the shareholders of the corporation, are required to be treated as extraordinary dividends. A shareholder will not receive any compensating payments (or any Additional Distributions) with regard to a reduction of basis that results from the treatment of a dividend or an Additional Distribution as an extraordinary dividend.

                  Alternative Minimum Tax. The Code imposes on corporate taxpayers an alternative minimum tax at the rate of 20%. The alternative minimum tax applies to a base of regular taxable income, subject to certain adjustments, plus certain items of tax preference (with such combined amount being referred to as alternative minimum taxable income ("AMTI")). The alternative minimum tax will apply to the extent it exceeds the regular tax liability of the corporate taxpayer. Adjustments to AMTI include 75% of the amount by which the taxpayer's adjusted current earnings, as defined in the Code (which would generally include the full amount of dividends received on shares of Common Stock without any reduction for the DRD), exceeds the taxpayer's AMTI (determined without regard to this adjustment and prior to reduction by net operating losses).

                  Distributions in Excess of Earnings and Profits. If, for any taxable year of the Fund, the amount of distributions paid for such year exceeds its net investment income and net realized long-term and short-term gains for such year, the amount of such excess distribution will be treated as ordinary income up to the amount of the Fund's current and accumulated earnings and profits as calculated for Federal income tax purposes and any remaining excess distribution thereafter will, as a general rule, first be treated as a non-taxable return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and, after such basis has been reduced to zero, will constitute a capital gain to the shareholder (assuming that the shares of Common Stock are held as a capital asset). Under current Federal income tax principles, current earnings and profits are allocated first to shares of preferred stock and any remaining current earnings and profits (after all distributions are taken into account on the preferred stock) are allocated to common stock. Thus, the Fund anticipates that it will allocate its current earnings and profits to distributions on the shares of auction rate preferred stock prior to an allocation of such earnings and profits to the Common Stock unless required to do otherwise by applicable law. Since the Fund anticipates that it will distribute substantially all of its net investment income and net realized long-term and short-term capital gains in each of its taxable years, the Fund does not expect to have significant amounts of accumulated earnings and profits.

                  If the Fund does not have any accumulated earnings and profits and makes, by the end of its taxable year, an amount of Common Stock distributions on the Common Stock which exceeds the amount of its current earnings and profits, then each Common Stock dividend paid for that taxable year would be treated, in the same proportion, in part as a dividend of taxable income and in part as a non-taxable return of capital. While shareholders would incur no current Federal income tax liability on the portion of a distribution with respect to their Common Stock that is treated as a return of capital, each shareholder's basis in its shares would be reduced by that amount. This reduction of basis would operate to increase the shareholder's capital gain (or decrease its capital loss) upon a sale, exchange or other disposition of its shares. Moreover, after the shareholder's tax basis in its Common Stock has been reduced to zero, any remaining amount of the excess distribution will constitute a capital gain to the shareholder (assuming that the shares of Common Stock are held as a capital asset). If any portion of any distribution received by a holder or prior holder of auction rate preferred stock is not eligible for the DRD because such amount constitutes a return of capital, and if the Fund does not give advance notice to the auction agent that such amount will be ineligible for the DRD prior to the auction relating to such rate period, the terms of the auction rate preferred stock will require the Fund to pay Additional Distributions as described above.

                  Additional Distributions. If the Fund allocates any net realized capital gains or other income not qualifying for the DRD to dividends paid to holders or prior holders of shares of auction rate preferred stock, or characterizes any portion of the dividend to be paid on such shares as constituting a return of capital, without having given an advance notice to the auction agent of the amount of such non-qualifying amount prior to the auction relating to such dividends (such non-qualifying amount or any portion thereof for which notice has not been given is referred to herein as a "Retroactive Taxable Allocation"), the Fund shall, on a date not later than 120 days after the end of the Fund's taxable year in which a Retroactive Taxable Allocation was made, provide a payment notice thereof to the auction agent and to each holder or prior holder, as appropriate, of such shares of auction rate preferred stock at such holder's or prior holder's address as the same appears or last appeared on the stock books of the Fund. Such holders or prior holders of such shares of auction rate preferred stock shall be entitled to receive, out of funds legally available therefor, an Additional Distribution in an amount such that the net return to the holder or prior holder (after Federal income tax consequences) from the Additional Distribution and the portion of the dividend that does not qualify for the DRD in excess of that included in the advance notice, if any, given by the Fund to the auction agent is equal, based on certain assumptions, to the net return the holder or prior holder would have realized (after Federal income tax consequences) if such non-qualifying excess portion had qualified for the DRD and the Additional Distribution had not been paid. Any Additional Distribution shall be payable by the Fund to the auction agent for distribution to such holders or prior holders within 30 days after the payment notice described above is given to the auction agent.

                  The Federal income tax consequences of Additional Distributions under existing law are uncertain. The Fund intends to treat a holder or prior holder as receiving a dividend distribution in the amount of any Additional Distribution only as and when such Additional Distribution is paid pursuant to the payment notice described in the preceding paragraph. It is possible that the IRS may assert that all or part of an Additional Distribution is includible in the recipient's income in the taxable year in which the regular dividend, which was subject to the Retroactive Taxable Allocation, was paid. Additional Distributions will not be designated by the Fund as distributions which qualify for the DRD unless the Fund receives an opinion of counsel that such designation will be given effect for Federal income tax purposes. Furthermore, even if the Fund receives such an opinion, the Fund will treat its Additional Distributions as eligible for the DRD only to the extent that the Fund believes that it has DRD dividend income that it can allocate to its Additional Distributions. The Fund will not be required to compensate recipients of Additional Distributions if the Fund's characterization and treatment of the Additional Distributions is not respected for Federal income tax purposes or if the Fund has insufficient earnings and profits or DRD dividend income.

                  Tender Offers to Purchase Shares. Under current law, a holder of Common Stock which tenders all shares of the Fund owned by such shareholder (as well as any shares considered owned by such shareholder under attribution rules contained in the Code) will realize a taxable gain or loss depending upon the amount realized and such shareholder's basis in its shares. Such gain or loss will be treated as capital gain or loss if the shares are held as capital assets in the shareholder's hands and will be long-term or short-term depending upon the shareholder's holding period for the shares. If a holder of Common Stock shares tenders less than all shares owned by and attributed to such shareholder (or if the Fund purchases only some of the shares tendered by such holder), and if the distribution to such shareholder does not otherwise qualify as a sale or exchange for Federal income tax purposes, the proceeds received will be treated as a taxable dividend, return of capital or capital gain depending on the Fund's earnings and profits and the shareholder's basis in the tendered shares.

                  Backup Withholding. If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that it has provided a correct taxpayer identification number and that it is not subject to backup withholding, then the shareholder may be subject to a "backup withholding" tax (currently at a rate of 30%) with respect to (1) taxable dividends and capital gain distributions and
(2) the proceeds of any sales or repurchases of Fund shares. An individual's taxpayer identification number is his social security number. The backup withholding tax is not an additional tax and may be credited against a taxpayer's Federal income tax liability. Corporate shareholders and certain other shareholders are or may be exempt from backup withholding.

                  Statements and Notices. Each shareholder will receive an annual statement as to the Federal income tax status of its dividends and distributions from the Fund for the prior calendar year. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the Federal income tax status of certain dividends and distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding year.

                  Other Taxes. Dividends and distributions also may be subject to additional state and local taxes depending on each shareholder's particular situation.

                  THE FOREGOING IS ONLY A SUMMARY OF CERTAIN TAX CONSEQUENCES AFFECTING THE FUND AND ITS SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

                  REPURCHASE OF COMMON STOCK AND TENDER OFFERS;
                           CONVERSION TO OPEN-END FUND

                  The Fund is a closed-end investment company and as such its shareholders do not have the right to cause the Fund to redeem their shares. Instead, the Fund's shares of Common Stock will trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of closed-end investment companies frequently trade at a discount from net asset value, or in some cases trade at a premium. Some closed-end companies have taken certain actions, including the repurchase of common stock in the market at market prices and the making of one or more tender offers for common stock at prices close to net asset value, in an effort to reduce or mitigate any such discount. Others have converted to an open-end investment company, the shares of which are redeemable at net asset value.

                  If at any time after the third year following the offering made hereby, shares of the Common Stock publicly trade for a substantial period of time at a significant discount from the Fund's then current net asset value per share, the Board of Directors will consider, at its next regularly scheduled meeting and regularly thereafter (not less frequently than annually) as long as such discount persists, taking various actions designed to reduce or eliminate the discount, including recommending to shareholders amendments of the Fund's Articles of Incorporation to convert the Fund to an open-end investment company. The Board may not choose to adopt any actions with respect to the Fund's discount. Accordingly, the Fund cannot assure you that the Board will decide to take any particular action, or, if taken, that share repurchases or tender offers will cause the Fund's shares to trade at a price equal to their net asset value.

                  As noted above, so long as any auction rate preferred stock is outstanding, the Fund may not purchase, redeem or otherwise acquire any shares of its Common Stock unless (1) all accumulated dividends on shares of auction rate preferred stock have been declared and paid and all Additional Distributions then due have been paid and (2) at the time of the purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Stock) is at least 200% of the liquidation value of the then-outstanding auction rate preferred stock (expected to equal the original purchase price per share plus any accumulated and unpaid dividends and any Additional Distributions thereon).

                  If the Fund converted to an open-end company, it would be required to redeem all shares of auction rate preferred stock then outstanding (requiring that it liquidate a portion of its investment portfolio), and the Fund's Common Stock would no longer be listed on the NYSE. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption.

                  Before deciding whether to take any action if the shares of Common Stock trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, market considerations and the effect of certain tax considerations, including maintenance of the Fund's tax status as a regulated investment company and whether, as a consequence of such termination, the Fund would be required to make Additional Distributions on the auction rate preferred stock. Based on these considerations, even if the Fund's shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                  Conversion of the Fund to an open-end investment company would require an amendment of the Articles. Under the Articles, such an amendment would require the affirmative vote of at least 80% of the Board of Directors and at least 80% of the votes entitled to be cast by holders of shares of Common Stock of the Fund. In addition, as long as shares of Preferred Stock (including shares of auction rate preferred stock) remain outstanding, the amendment would need to be approved by the affirmative vote of at least 80% of the votes entitled to be cast by any Preferred Stock (including shares of auction rate preferred stock) outstanding, voting as a separate class. If an amendment providing for the conversion of the Fund to an open-end investment company has been previously approved by a vote of 80% of the Continuing Directors, only a majority of the votes entitled to be cast by holders of shares of Common Stock and auction rate preferred stock outstanding, each voting as a separate class, would be required to approve the conversion.

               CERTAIN PROVISIONS OF THE ARTICLES OF INCORPORATION

                  The Fund's Articles of Incorporation include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. Commencing with the first annual meeting of shareholders, the Board of Directors will be divided into three classes. At the annual meeting of shareholders in each year thereafter, the term of one class expires and each Director elected to the class will hold office for a term of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors. The Articles provide that the maximum number of Directors that may constitute the Fund's entire Board is 12. A Director may be removed from office with or without cause but only by vote of at least 80% of the votes entitled to be cast by holders of Common Stock with respect to Directors elected by them and at least 80% of the votes entitled to be cast by holders of outstanding Preferred Stock with respect to the Directors elected by them. The maximum number of Directors may be increased only by an amendment to the Articles approved by 80% of the votes entitled to be cast by holders of Common Stock and any outstanding Preferred Stock, each voting as a separate class, unless approved by 80% of the Continuing Directors, in which case the approval of a majority of the votes entitled to be cast by holders of Common Stock and any outstanding Preferred Stock, each voting as a separate class, will be required unless otherwise required by the Articles or unless otherwise required by law.

                  The Articles require the favorable vote of at least 80% of the entire Board of Directors and of at least 80% of the votes entitled to be cast by holders of Common Stock and, as long as shares of Preferred Stock remain outstanding, Preferred Stock, each voting as a separate class, to authorize the conversion of the Fund from a closed-end to an open-end investment company as defined in the 1940 Act (except under certain circumstances described above in "Repurchase of Common Stock and Tender Offers; Conversion to Open-End Fund"). The Articles of Incorporation also require the favorable vote of at least 80% of the Directors and at least 80% of the votes entitled to be cast by holders of Common Stock and any outstanding Preferred Stock, each voting as a separate class, to approve, adopt or authorize the following:

                  (i) merger, consolidation or share exchange of the Fund with or into any other person;

                  (ii) issuance or transfer by the Fund (in one or a series of transactions in any 12 month period) of any securities of the Fund to any other person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more excluding sales of securities of the Fund in connection with a public offering or private placement, issuances of securities of the Fund pursuant to a dividend reinvestment and cash purchase plan adopted by the Fund and issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund;

                  (iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions effected by the Fund in the ordinary course of its business (transactions within clauses (i) and (ii) and this clause
         (iii) each being known individually as a "Business Combination");

                  (iv) any proposal as to the voluntary liquidation or dissolution of the Fund or any amendment to the Fund's Articles of Incorporation to terminate its existence; and

                  (v) any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets.

However, separate 80% votes of the holders of shares of Common Stock and any outstanding Preferred Stock will not be required with respect to the transactions described in (i) through (iv) above (A) if they are approved by a vote of at least 80% of the Continuing Directors, in which case the affirmative vote of a majority of the votes entitled to be cast by all stockholders (including by holders of Common Stock and Preferred Stock), and of a majority of the votes entitled to be cast by holders of Preferred Stock, shall be required to approve such action if it is an action under (i) or (iv) above or an action under (iii) with respect to substantially all of the assets of the Fund, and no shareholder vote is required to approve an action under (ii) above or any other action more than $1,000,000, but less than substantially all of the Fund's assets under (iii) above or (B) in the case of a Business Combination, if certain conditions regarding the consideration paid by the person entering into, or proposing to enter into, a Business Combination with the Fund and various other requirements are satisfied, in which case (1) the affirmative vote of a majority of the votes entitled to be cast by all shareholders shall be required to approve such action if any shareholders' approval is required under Maryland law. The Fund's Bylaws contain provisions the effect of which is to prevent matters, including nominations of Directors, from being considered at shareholders' meetings where the Fund has not received sufficient prior notice of the matters.

                  The Board of Directors has determined that the voting requirements described above, which are greater than the minimum requirements under Maryland law or the 1940 Act, are in the best interests of shareholders generally. Reference should be made to the Articles and Bylaws of the Fund on file with the Commission for the full text of these provisions.

                   CUSTODIAN, TRANSFER AGENT, DIVIDEND-PAYING
                               AGENT AND REGISTRAR

                  __________________________________________________________,
located at _________________________________, acts as custodian of the Fund's investments. The Administrator located at ___________________________________, serves as the transfer agent, dividend-paying agent and registrar for the Fund's Common Stock. The Administrator also serves as agent in connection with the Dividend Reinvestment and Cash Purchase Plan for the Common Stock.

                                  UNDERWRITING

                  The Underwriters, for whom ________________________________
are acting as representatives (the "Representatives"), have severally agreed, subject to the terms and conditions contained in the Underwriting Agreement (a copy of which is filed as an exhibit to the Registration Statement of which this Prospectus is a part) to purchase, and the Fund has agreed to sell them, severally, the respective number of shares of Common Stock set forth opposite their names below:

                                                        NUMBER OF
UNDERWRITERS                                             SHARES
------------                                             ------

                                    [to come]

The Underwriting Agreement provides that, if any of the foregoing shares are purchased by the Underwriters, all must be so purchased, and that the obligations of the Underwriters thereunder are subject to approval of certain legal matters by counsel and to various other conditions. In the Underwriting Agreement, the Fund and the Adviser have agreed to indemnify the Underwriters with respect to certain liabilities, including liabilities under the Securities Act and to contribute in respect thereof.

                  The Fund has granted to the Underwriters a 30-day option to purchase up to an additional ____________ shares of Common Stock, at the public offering price less underwriting discounts and commissions, to cover over-allotments, if any. To the extent that the Underwriters exercise such option, each of the Underwriters will be committed, subject to certain conditions, to purchase a number of shares proportionate to such Underwriter's initial commitment as indicated in the preceding table.

                  The Fund has been advised by the Representatives that the Underwriters propose to offer the shares of Common Stock offered by this Prospectus initially at the offering price set forth on the cover page of this Prospectus and to certain selected dealers (which may include the Underwriters) at the initial public offering price less a concession not to exceed $.___ per share. Such dealers may reallow a concession not to exceed $.__ per share to other dealers. After the initial public offering, the public offering price, the concession to selected dealers and the reallowance to other dealers may be changed by the Representatives.

                  Prior to this offering, there has been no market for the shares of Common Stock. The shares of Common Stock offered hereby have been accepted for listing on the NYSE, subject to notice of official issuance, under the symbol "___." In order to meet the requirements for listing of the shares on the NYSE, the Underwriters have undertaken to sell lots of 100 or more shares to a minimum of 2,000 beneficial owners in the United States.

                  To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers or dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions under the 1940 Act, may act as brokers while they are Underwriters.

                                  LEGAL MATTERS

                  The validity of the shares of Common Stock offered hereby will be passed on for the Fund by Willkie Farr & Gallagher, New York, New York. Certain legal matters will be passed on for the Underwriters by ________________ _______________________________. Counsel for the Fund and the Underwriters may rely, as to certain matters of Maryland law, on Venable, Baetjer and Howard, LLP, Baltimore, Maryland.

                             REPORTS TO SHAREHOLDERS

                  The Fund sends unaudited semiannual and audited annual reports to the holders of its securities, including a list of investments held.

                                     EXPERTS

                  The financial statement of the Fund included in this Prospectus has been so included in reliance upon the report of [__________], independent auditors, as experts in auditing and accounting. The address of [__________] is [__________].

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Directors and Shareholders of
F&C/CLAYMORE PREFERRED SECURITIES INCOME FUND INCORPORATED:

                  We have audited the accompanying statement of assets and liabilities of F&C/Claymore Preferred Securities Income Fund Incorporated as of July __, 2002. This statement of assets and liabilities is the responsibility of the Fund's management. Our responsibility is to express an opinion on this statement of assets and liabilities based on our audit.

                  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. Our procedures included confirmation of cash held by the custodian as of July ___, 2002. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit of the statement of assets and liabilities provides a reasonable basis for our opinion.

                  In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of F&C/Claymore Preferred Securities Income Fund Incorporated as of July ___, 2002, in conformity with generally accepted accounting principles.




July ___, 2002

           F&C/CLAYMORE PREFERRED SECURITIES INCOME FUND INCORPORATED
                       STATEMENT OF ASSETS AND LIABILITIES
                                  JULY __, 2002

                                     ASSETS

Assets:
     Cash............................................................. $ 100,000
     Deferred organization and offering expenses (Note 2).............
                                                                       ---------
     Total Assets..................................................... $
                                                                       =========


                                   LIABILITIES

Liabilities:
     Accrued organization and offering expenses (Note 2).............. $
                                                                       ---------
     Net Assets....................................................... $
                                                                       =========


Net Assets consist of:
     Cumulative preferred stock, $.01 par value; 10,000,000 shares
       authorized, no shares outstanding.............................. $       0
     Common Stock, $.01 par value per share; 240,000,000 shares authorized, ____ shares issued and outstanding.................
     Additional paid-in capital.......................................
                                                                       ---------
     Total Net Assets................................................. $ 100,000
                                                                       =========

Net Asset Value per common share ($100,000 dividend by ______
     shares of common stock outstanding).............................. $
                                                                       =========

NOTES TO FINANCIAL STATEMENT
(1) The Fund was incorporated as a Maryland corporation on May 23, 2002, and has had no operations to date other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the sale and issuance of ______, shares of its Common Stock to Flaherty & Crumrine Incorporated.
(2) Costs incurred by the Fund in connection with its organization, estimated at $______, will be charged to expense at the time of issuance of shares to the public. Costs relating to the public offering of the Fund's shares, estimated to be approximately $_______, will be payable from the proceeds of the offering and will be deferred and charged to expense during the first year of the Fund's operations.

                                   APPENDIX A

                  A description of Moody's and S&P's ratings follows below:

     MOODY'S

         Preferred Stock Ratings

                  "Aaa" --Preferred stocks which are rated "Aaa" are judged to be of best quality. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

                  "Aa" --preferred stocks which are rated "Aa" are judged to be of high quality by all standards. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

                  "A" --Preferred stocks which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade. While risks are judged to be somewhat greater than in the "Aaa" and "Aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

                  "Baa" --Preferred stocks which are rated "Baa" are considered as medium-grade obligations (they are neither highly protected nor poorly secured). Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

                  "Ba" --Preferred stocks which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes securities in this class.

                  Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification above in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

         Commercial Paper Ratings

                  The rating Prime-1 (P-l) is the highest commercial paper rating assigned by Moody's. Issuers (or related supporting institutions) rated P-1 have a superior ability for repayment of senior short-term debt obligations, and will normally be evidenced by leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

     S & P

         Preferred Stock Ratings

                  AAA --This is the highest rating that may be assigned to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

                  AA --A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

                  A --An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                  BBB --An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category than for issues in the A category.

                  BB --An issue rated BB is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to repay preferred stock obligations, but has less near-term vulnerability to default than other speculative issues. While such issues will likely have some quality and protective characteristics, these are outweighed by major ongoing uncertainties or risk exposure to adverse business, financial or economic conditions, which could lead to inadequate capacity to meet timely payments.

                  To provide more detailed indications of preferred stock quality, the ratings of AA, A, BBB and BB may be modified by the addition of a plus (+) or a minus (-) sign to show the relative standing within the major rating categories.

         Commercial Paper Ratings

                  An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

                  A --Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

                  This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

                  Until _______ ___, 2002 (25 days after the effective date of this Prospectus), all dealers effecting transactions in the Common Stock, whether or not participating in this distribution, may be required to deliver a Prospectus. This is in addition to the obligation of dealers to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

================================================================================

     No dealer, salesperson or other individual has been authorized to give any information or to make any representations not contained in this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Underwriters. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any security other than the shares of Common Stock offered by this Prospectus, nor does it constitute an offer to sell or a solicitation of an offer to buy the shares of Common Stock by anyone in any jurisdiction in which such offer or solicitation would be unlawful. Neither the delivery of this Prospectus nor any sale made hereunder shall, under any circumstances, create any implication that there has been no change in the affairs of the Fund since the date hereof. If any material change occurs while this Prospectus is required by law to be delivered, however, this Prospectus will be supplemented or amended accordingly.

                                  ------------

                                TABLE OF CONTENTS



Available Information..........................1
Prospectus Summary.............................2
Fee Table.....................................11
The Fund.......................................1
Use of Proceeds................................1
Investment Objective and Policies.............13
Special Leverage Considerations...............30
Investment Restrictions.......................32
Management of the Fund........................34
Portfolio Transactions........................40
Dividends and Distributions...................41
Net Asset Value...............................42
Description of Capital Stock..................43
Prior Performance.............................47
Taxation......................................47
Repurchase of Common Stock and Tender
  Offers; Conversion to Open-End Fund.........55
Certain Provisions of the Articles of
  Incorporation...............................56
Custodian, Transfer Agent,
  Dividend-Paying Agent and Registrar.........58
Underwriting..................................58
Legal Matters.................................59
Reports to Shareholders.......................59
Experts.......................................59
Report of Independent Accountants.............60
F&C/Claymore Preferred Securities Income
  Fund Incorporated Statement of Assets and
  Liabilities.................................61
Appendix A...................................A-1

================================================================================



                               20,000,000 SHARES



                       F&C/CLAYMORE PREFERRED SECURITIES
                            INCOME FUND INCORPORATED



                                  COMMON STOCK





                               ------------------

                                   PROSPECTUS

                                ________ __, 2002
                               ------------------





                            CLAYMORE SECURITIES, INC.

                                 [UNDERWRITERS]

                           PART C - OTHER INFORMATION

ITEM 24.          FINANCIAL STATEMENTS AND EXHIBITS

                  1.       Financial Statements

                  Financial Statements included in Part A of this Registration
                  Statement:

                           Statement of Assets and Liabilities. (*)

                  Financial Statements included in Part B of this Registration
                  Statement:

                           None.

                  2.       Exhibits

                  (a) (1)  Articles of Incorporation. (1)

                      (2)  Articles of Amendment to Articles of Incorporation.*

                  (b)      By-Laws. (*)

                  (c)      Not applicable.

                  (d) Specimen certificate for Common Stock, par value $.01 per share. (*)

                  (e)      Dividend Reinvestment and Cash Purchase Plan. (*)

                  (f)      Not applicable.

                  (g) Investment Advisory Agreement between the Fund and Flaherty & Crumrine Incorporated ("F&C"). (*)

                  (h)      (1) Form of Underwriting Agreement with ________. (*)

                           (2) Form of Master Agreement Among Underwriters. (*)

                           (3) Form of Master Selected Dealers Agreement. (*)

                  (i)      Not applicable.

                  (j)      Custodian Agreement between the Fund and _______. (*)

                  (k)      (1) Transfer Agency Agreement between the Fund and
                               ________. (*)

                           (2) Administration Agreement between the Fund and
                               _________. (*)

                           (3) Services Agreement between the Fund and
                               Claymore Securities, Inc. (*)

                  (l)      (1) Opinion and consent of Willkie Farr &
                               Gallagher. (*)

                           (2) Opinion and consent of Venable, Baetjer and
                               Howard. (*)

                  (m)      Not applicable.

                  (n)      Consent of ____________. (*)

                  (o)      Not applicable.

                  (p)      Purchase Agreement between the Fund and F&C. (*)

                  (q)      Not applicable.

                  (r)      (1) Code of Ethics of the Fund. (*)

                           (2) Code of Ethics of F&C. (*)

                           (3) Code of Ethics of the Underwriter. (*)

-------------------
(*)      To be filed by subsequent amendment.
(1)      Filed herewith.


ITEM 25.          MARKETING ARRANGEMENTS

                  Reference is made to the Form of Underwriting Agreement to be filed as Exhibit (h) hereto.

ITEM 26.           OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

                         Securities and Exchange Commission Fees           $
                         New York Stock Exchange Listing Fee
                         Printing and Engraving Expenses
                         Fees and Expenses of Qualification Under State Securities Laws (Including Fees of Counsel)
                         Legal Fees
                         Accounting Expenses
                         Rating Agency Fees
                         NASD Fees
                         Marketing Expenses
                         Miscellaneous Expenses
                                  Total                                    $


ITEM 27.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

                  None.

ITEM 28.          NUMBER OF HOLDERS OF SECURITIES

                  Common Stock, par value $.01 per share: one record holder as of the effective date of this Registration Statement.

ITEM 29.          INDEMNIFICATION

                  Section 2-418 of the General Corporation Law of the State of Maryland and Article VIII of the Registrant's Articles of Incorporation provide for indemnification.

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it as against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.          BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

                  Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and directors of its investment adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by that entity or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940 by F&C (SEC File No. 801-19384).

ITEM 31.          LOCATION OF ACCOUNTS AND RECORDS

                  F&C/Claymore Preferred Securities Income Fund Incorporated c/o Flaherty & Crumrine Incorporated
                  301 E. Colorado Blvd. - Suite 720
                  Pasadena, CA  91101
                  (Registrant's Articles of Incorporation and By Laws)

                  Flaherty & Crumrine Incorporated
                  301 E. Colorado Blvd. - Suite 720
                  Pasadena, CA  91101
                  (with respect to its services as Adviser)

                  Claymore Securities, Inc.
                  210 N. Hale Street
                  Wheaton, IL 60187
                  (with respect to its services as Servicing Agent)

ITEM 32.          MANAGEMENT SERVICES

                  Not applicable.

ITEM 33.          UNDERTAKINGS

                  1. Registrant undertakes to suspend offering its shares until it amends its prospectus if (1) subsequent to the effective date of its registration statement, the net asset value per share declines more than 10 percent from its net asset value per share as of the effective date of this registration statement, or (2) the net asset value per share increases to an amount greater than its net proceeds as stated in the prospectus.

                  2.       Not applicable.

                  3.       Not applicable.

                  4.       Not applicable.

                  5.       Registrant hereby undertakes that:

                  (a) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by Registrant pursuant to 497(h) under the Act shall be deemed to be part of the registration statement as of the time it was declared effective.

                  (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  6.       Not applicable.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pasadena, State of California, on the 26th day of June, 2002.

                                  F&C/CLAYMORE PREFERRED SECURITIES INCOME FUND INCORPORATED

                                  By: /s/ Robert M. Ettinger
                                      ----------------------
                                      Robert M. Ettinger
                                      President

                  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



      Signature                                 Title                          Date
      ---------                                 -----                          ----
/s/ Robert M. Ettinger          President (Chief Executive Officer)        June 26, 2002
----------------------
Robert M. Ettinger

/s/ Peter C. Stimes             Chief Financial Officer                    June 26, 2002
-------------------
Peter C. Stimes

/s/ Donald F. Crumrine          Director and Chairman of the Board         June 26, 2002
----------------------
Donald F. Crumrine

                                  EXHIBIT INDEX

                  (2)(a)            Articles of Incorporation